EXHIBIT 99.10

Supplement to the Estimates

Fiscal Year Ending March 31, 2008

Ministry of Finance

British Columbia Cataloguing in Publication Data

British Columbia.
Estimates, fiscal year ending March 31. —1983 —

Annual
Continues: British Columbia. Ministry of Finance.
Estimates of revenue and expenditure. ISSN 0707-3046
Vols. For 1983 - have suppl.
Imprint varies: Ministry of Finance, 1983-1987: Ministry
Of Finance and Corporate Relations, 1988-June 2001:
Ministry of Finance, June 2001-
Also available on the Internet.
ISSN 0712-4597 = Estimates — Province of British Columbia

1.	British Columbia — Appropriations and expenditures - Periodicals.
2.	Budget — British Columbia - Periodicals.
3.	Revenue — British Columbia - Periodicals.
I.	British Columbia. Ministry of Finance.
II.	British Columbia. Ministry of Finance and Corporate Relations.
III.	Title.

HJ13.B742	354.7110072’225	C82-089032-4

TABLE OF CONTENTS

PAGE
Introduction	1

Summary Information
Consolidated Revenue Fund Summary	2
Operating Expense by Standard Object	5
Capital Expenditures by Standard Object	6

Special Offices, Ministries and Other Appropriations	Operating	Capital
Legislation	8	74
Officers of the Legislature	10	75
Office of the Premier	14	77
Ministry of Aboriginal Relations and Reconciliations	16	78
Ministry of Advanced Education	18	79
Ministry of Agriculture and Lands	20	80
Ministry of Attorney General	24	82
Ministry of Children and Family Development	28	84
Ministry of Community Services	30	85
Ministry of Economic Develoment	34	87
Ministry of Education	36	88
Ministry of Employment and Income Assistance	38	89
Ministry of Energy, Mines and Petroleum Resources	40	90
Ministry of Environment	42	91
Ministry of Finance	44	92
Ministry of Forests and Range	46	93
Ministry of Health	50	95
Ministry of Labour and Citizens’ Services	52	96
Ministry of Public Safety and Solicitor General	54	97
Ministry of Small Business and Revenue	56	98
Ministry of Tourism, Sport and the Arts	58	99
Ministry of Transportation	60	100
Management of Public Funds and Debt	62	101
Other Appropriations	64	102

Explanatory Notes on the Group Account Classifications		106

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations.  Expenses are classified by group accounts.  These group accounts represent broad categories of expense (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries).  Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns.  The first column provides the total comparable expense for the 2006/07 Estimates.  Each column thereafter provides 2007/08 expense detail by standard object of expense.  Columns are headed by a numerical code, which relates to a specific standard object of expense.  Sub-total columns are also presented to parallel the group account classification totals found in the Estimates.  Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures.  Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure).  The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below.  Expenses and capital expenditures by sub-vote, by group account and by standard object of expense are presented in this document for information purposes only.  While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies within other appropriations may reallocate funds within a vote or special account during the year.  The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget web site: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits
50	Base Salaries
51	Supplementary Salary Costs
52	Employee Benefits
54	Legislative Salaries and Indemnities

Operating Costs
55	Boards, Commissions and Courts - Fees and Expenses
57	Public Servant Travel
59	Centralized Management Support Services
60	Professional Services
63	Information Systems - Operating
65	Office and Business Expenses
67	Informational Advertising and Publications
68	Statutory Advertising and Publications
69	Utilities, Materials and Supplies
70	Operating Equipment and Vehicles
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

Government Transfers
77	Transfers - Grants
79	Transfers - Entitlements
80	Transfers - Agreements

Other Expenses
81	Transfers Between Votes and Special
Accounts
83	Interest on the Public Debt
85	Other Expenses

Internal Recoveries
86	Recoveries Between Votes and
Special Accounts
88	Recoveries Within the
Consolidated Revenue Fund

External Recoveries
89	Recoveries Within the
Government Reporting Entity
90	Recoveries External to the
Government Reporting Entity

Capital Expenditures
Land	Land
LI	Land Improvements
Bldg	Buildings
SpE	Specialized Equipment
FE	Office Furniture and Equipment
Veh	Vehicles
Info	Information Systems
TI	Tenant Improvements
Roads	Roads, Bridges and Ferries

CONSOLIDATED REVENUE FUND SUMMARY
($000)

		Total	Total						Total	Total	Total
		2006/07	Salaries	Total	Total	Total	Total	Total	2007/08	2006/07	2007/08
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Legislation
1	Legislation	50,589	29,001	13,365	—	16,106	(400)	—	58,072	4,500	27,415
	Total	50,589	29,001	13,365	—	16,106	(400)	—	58,072	4,500	27,415
Officers of the Legislature
2	Auditor General	8,731	9,082	3,605	63	—	—	(2,400)	10,350	200	160
3	Conflict of Interest Commissioner	322	238	73	—	11	—	—	322	—	—
4	Elections BC	9,485	4,106	4,852	—	3	—	—	8,961	830	1,128
5	Information and Privacy Commissioner	2,539	2,284	673	—	—	(3)	(2)	2,952	30	60
6	Merit Commissioner	783	508	320	—	5	—	—	833	164	25
7	Ombudsman	3,805	3,607	907	—	—	(220)	(80)	4,214	65	110
8	Police Complaint Commissioner	1,447	1,016	516	—	—	—	—	1,532	25	25
9	Representative for Children and Youth	—	3,055	1,760	—	—	—	—	4,815	—	580
	Total	27,112	23,896	12,706	63	19	(223)	(2,482)	33,979	1,314	2,088
Office of the Premier
10	Office of the Premier	13,519	9,592	3,700	967	439	(227)	(700)	13,771	95	95
	Total	13,519	9,592	3,700	967	439	(227)	(700)	13,771	95	95
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	31,903	16,834	16,867	18,262	2,503	(9)	(3,497)	50,960	276	32
	Special Accounts	4,200	—	150	4,050	—	—	—	4,200	—	—
	Total	36,103	16,834	17,017	22,312	2,503	(9)	(3,497)	55,160	276	32
Ministry of Advanced Education
12	Ministry Operations	2,026,536	17,335	132,759	1,814,416	239,288	—	(52,722)	2,151,076	1,471	2,160
	Total	2,026,536	17,335	132,759	1,814,416	239,288	—	(52,722)	2,151,076	1,471	2,160
Ministry of Agriculture and Lands
13	Ministry Operations	88,636	27,297	46,611	30,134	17,728	(362)	(7,346)	114,062	2,000	2,786
14	Agricultural Land Commission	2,144	1,636	764	—	4	(1)	(1)	2,402	15	5
15	Integrated Land Management Bureau	63,551	37,369	40,528	4,503	3,473	(19,159)	(4,403)	62,311	8,762	6,576
	Special Accounts	88,737	—	—	80,000	19,721	—	(1)	99,720	—	—
	Transfer from Ministry Operations Vote	(8,200)	—	—	—	(8,200)	—	—	(8,200)	—	—
	Total	234,868	66,302	87,903	114,637	32,726	(19,522)	(11,751)	270,295	10,777	9,367
Ministry of Attorney General
16	Ministry Operations	397,611	227,076	157,134	110,474	11,025	(58,950)	(27,272)	419,487	12,011	8,126
17	Judiciary	60,894	56,168	5,967	185	14	—	—	62,334	1,363	831
18	Crown Proceeding Act	27,500	—	—	—	27,500	—	—	27,500	—	—
19	British Columbia Utilities Commission	1	2,859	2,551	200	1	—	(5,610)	1	12	12
	Special Accounts	17,577	15,479	5,782	—	285	—	(2,336)	19,210	1,024	1,024
	Transfer from Ministry Operations Vote	(7,124)	—	—	—	(8,757)	—	—	(8,757)	—	—
	Total	496,459	301,582	171,434	110,859	30,068	(58,950)	(35,218)	519,775	14,410	9,993

		Total	Total						Total	Total	Total
		2006/07	Salaries	Total	Total	Total	Total	Total	2007/08	2006/07	2007/08
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Ministry of Children and Family Development
20	Ministry Operations	1,260,256	308,683	124,382	843,087	1,109	(2,334)	(55,397)	1,219,530	26,282	19,517
21	Community Living Services	612,629	559	115	646,440	—	—	—	647,114	—	—
	Total	1,872,885	309,242	124,497	1,489,527	1,109	(2,334)	(55,397)	1,866,644	26,282	19,517
Ministry of Community Services
22	Ministry Operations	238,450	15,890	10,571	275,181	52	(6,243)	(40,118)	255,333	1,980	1,980
23	BC Public Service Agency	9,446	445,557	19,893	—	15,009	(442,742)	(25,484)	12,233	1,254	1,569
	Special Accounts	4,642	—	—	—	6,242	—	—	6,242	—	—
	Total	252,538	461,447	30,464	275,181	21,303	(448,985)	(65,602)	273,808	3,234	3,549
Ministry of Economic Development
24	Ministry Operations	311,301	17,881	16,230	232,881	923	—	(2,173)	265,742	2,799	486
	Special Accounts	500	—	—	500	—	—	—	500	—	—
	Total	311,801	17,881	16,230	233,381	923	—	(2,173)	266,242	2,799	486
Ministry of Education
25	Ministry Operations	5,371,459	23,906	249,490	4,882,096	358,209	—	(19,321)	5,494,380	8,752	6,885
	Total	5,371,459	23,906	249,490	4,882,096	358,209	—	(19,321)	5,494,380	8,752	6,885
Ministry of Employment and Income Assistance
26	Ministry Operations	1,386,593	125,633	78,177	1,278,075	6,407	(136)	(8,628)	1,479,528	18,000	17,595
	Total	1,386,593	125,633	78,177	1,278,075	6,407	(136)	(8,628)	1,479,528	18,000	17,595
Ministry of Energy, Mines and Petroleum Resources
27	Ministry Operations	44,900	27,320	15,153	1,427	—	—	(1)	43,899	1,799	1,435
28	Contracts and Funding Arrangements	33,560	—	—	33,560	—	—	—	33,560	—	—
	Total	78,460	27,320	15,153	34,987	—	—	(1)	77,459	1,799	1,435
Ministry of Environment
29	Ministry Operations	161,526	114,876	102,677	8,628	25,114	(55,386)	(9,352)	186,557	50,033	33,986
30	Environmental Assessment Office	5,806	4,227	2,306	630	400	(442)	(164)	6,957	146	56
	Special Accounts	35,705	—	—	—	29,305	—	—	29,305	—	—
	Total	203,037	119,103	104,983	9,258	54,819	(55,828)	(9,516)	222,819	50,179	34,042
Ministry of Finance
31	Ministry Operations	51,495	50,879	32,395	15,930	16,462	(22,780)	(38,331)	54,555	3,817	5,831
32	Public Affairs Bureau	36,222	17,362	19,226	5	321	(178)	(103)	36,633	2,305	436
	Total	87,717	68,241	51,621	15,935	16,783	(22,958)	(38,434)	91,188	6,122	6,267
Ministry of Forests and Range
33	Ministry Operations	492,796	198,069	277,093	64,502	—	(24,482)	(25,306)	489,876	18,851	20,671
34	Direct Fire	55,759	25,916	31,088	—	—	—	(1,000)	56,004	—	—
35	Housing and Construction Standards	230,231	8,340	5,475	324,295	—	—	(265)	337,845	281	281
	Special Accounts	195,100	52,241	118,412	10,011	18,620	—	(5,084)	194,200	801	801
	Total	973,886	284,566	432,068	398,808	18,620	(24,482)	(31,655)	1,077,925	19,933	21,753

		Total	Total						Total	Total	Total
		2006/07	Salaries	Total	Total	Total	Total	Total	2007/08	2006/07	2007/08
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Ministry of Health
36	Ministry Operations	12,034,782	265,014	403,128	12,266,062	174,203	(147,528)	(141,209)	12,819,670	71,877	48,701
	Special Accounts	147,250	—	—	—	147,250	—	—	147,250	—	—
	Total	12,182,032	265,014	403,128	12,266,062	321,453	(147,528)	(141,209)	12,966,920	71,877	48,701
Ministry of Labour and Citizens’ Services
37	Ministry Operations	87,193	164,112	597,889	5,892	90,920	(548,362)	(212,944)	97,507	134,912	84,272
	Total	87,193	164,112	597,889	5,892	90,920	(548,362)	(212,944)	97,507	134,912	84,272
Ministry of Public Safety and Solicitor General
38	Ministry Operations	551,309	175,424	98,138	586,880	5,389	(4,084)	(282,393)	579,354	11,030	6,864
39	Emergency Program Act	15,634	756	7,762	7,112	—	—	—	15,630	—	—
	Special Accounts	8,411	1,987	2,347	2,376	3,691	—	(900)	9,501	93	203
	Transfer from Ministry Operations Vote	—	—	—	—	(1,100)	—	—	(1,100)	—	—
	Total	575,354	178,167	108,247	596,368	7,980	(4,084)	(283,293)	603,385	11,123	7,067
Ministry of Small Business and Revenue
40	Ministry Operations	58,270	69,620	104,364	1,399	3,502	(28,985)	(89,961)	59,939	11,806	10,888
	Special Accounts	25	—	—	—	25	—	—	25	—	—
	Total	58,295	69,620	104,364	1,399	3,527	(28,985)	(89,961)	59,964	11,806	10,888
Ministry of Tourism, Sport and the Arts
41	Ministry Operations	206,885	13,629	11,948	98,684	3,234	(90)	(1,107)	126,298	1,790	1,781
	Special Accounts	3,000	20	20	3,210	—	—	—	3,250	—	—
	Total	209,885	13,649	11,968	101,894	3,234	(90)	(1,107)	129,548	1,790	1,781
Ministry of Transportation
42	Ministry Operations	851,930	105,144	1,575,387	71,959	135,936	—	(1,006,579)	881,847	9,579	9,232
	Total	851,930	105,144	1,575,387	71,959	135,936	—	(1,006,579)	881,847	9,579	9,232
Management of Public Funds and Debt
43	Management of Public Funds and Debt	617,800	—	—	—	2,303,465	(876,246)	(869,419)	557,800	—	—
	Total	617,800	—	—	—	2,303,465	(876,246)	(869,419)	557,800	—	—
Other Appropriations
44	Contingencies (All Ministries) and New Programs	182,023	—	—	—	498,800	—	—	498,800	49,840	205,000
45	BC Family Bonus	23,000	—	—	17,001	—	—	(1)	17,000	—	—
46	Electoral Boundaries Commission	3,264	273	3,995	—	—	—	—	4,268	415	—
47	Commissions on Collection of Public Funds	1	—	—	—	74,017	—	(74,016)	1	—	—
48	Allowances for Doubtful Revenue Accounts	1	—	—	—	166,447	—	(166,446)	1	—	—
49	Environmental Appeal Board and Forest Appeals Commission	1,978	911	1,152	—	15	(1)	—	2,077	15	15
50	Forest Practices Board	3,682	2,225	1,536	—	—	—	—	3,761	125	125
	Special Accounts	—	3,924	4,602	—	37,419	(45,520)	(425)	—	1,130	240
	Total	213,949	7,333	11,285	17,001	776,698	(45,521)	(240,888)	525,908	51,525	205,380
	Overall Total	28,220,000	2,704,920	4,353,835	23,741,077	4,442,535	(2,284,870)	(3,182,497)	29,775,000	462,555	530,000
	Adjusted Totals(1)		2,265,773	3,768,174		3,280,301	(97,828)

(1) Amounts are net of adjustments to eliminate double counting. See page 5.

OPERATING EXPENSE BY STANDARD OBJECT
($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	1,809,066	—		1,809,066
51	Supplementary Salary Costs	31,849	—		31,849
52	Employee Benefits	854,049	(439,147	)(1)	414,902
54	Legislative Salaries and Indemnities	9,956	—		9,956
	Salaries and Benefits	2,704,920	(439,147)		2,265,773
55	Boards, Commissions, and Courts - Fees and Expenses	10,792	—		10,792
57	Public Servant Travel	68,762	—		68,762
59	Centralized Management Support Services	555,727	(555,727	)(2)	—
60	Professional Services	744,711	(29,934	)(3)	714,777
63	Information Systems - Operating	230,413	—		230,413
65	Office and Business Expenses	105,083	—		105,083
67	Advertising and Publications	28,328	—		28,328
68	Statutory Advertising and Publications	4,345	—		4,345
69	Utilities, Materials and Supplies	660,738	—		660,738
70	Operating Equipment and Vehicles	131,343	—		131,343
72	Non-Capital Roads and Bridges	776,538	—		776,538
73	Amortization	773,782	—		773,782
75	Building Occupancy Charges	263,273	—		263,273
	Operating Costs	4,353,835	(585,661)		3,768,174
77	Transfers - Grants	789,708	—		789,708
79	Transfers - Entitlements	16,588,753	—		16,588,753
80	Transfers - Agreements	6,362,616	—		6,362,616
	Government Transfers	23,741,077	—		23,741,077
81	Transfer Between Votes and Special Accounts	205,016	(205,016	)(4)	—
83	Interest on the Public Debt	2,422,411	(876,246	)(5)	1,546,165
85	Other Expenses	1,815,108	(80,972	)(6)	1,734,136
	Other Expenses	4,442,535	(1,162,234)		3,280,301
86	Recoveries Between Votes and Special Accounts	(205,016)	205,016	(4)	—
88	Recoveries Within the Consolidated Revenue Fund	(2,079,854)	1,982,026	(7)	(97,828)
	Internal Recoveries	(2,284,870)	2,187,042		(97,828)
89	Recoveries External to the Consolidated Revenue Fund	(1,700,026)	—		(1,700,026)
90	Recoveries External to the Government Reporting Entity	(1,482,471)	—		(1,482,471)
	External Recoveries	(3,182,497)	—		(3,182,497)
	Net Operating Expenses	29,775,000	—		29,775,000

(1)          Employee benefits recovered from ministries by the Public Services Agency.

(2)          Recoveries from ministries by Attorney General, Finance, Labour and Citizen’s services and the Public Service Agency for centrally managed services such as building occupancy charges, legal services, work place technology.

(3)          Certain legal services and advisory services in the Attorney General and Public Safety & Solicitor General).

(4)          Transfers between special accounts and votes in Attorney General, Agriculture & Lands, Community Services, Environment, Forests & Range, Health and Public Safety & Solicitor General.

(5)          Interest costs in Advanced Education, Education, Health and Transportation which are also included in Management of Public Funds and Debt.

(6)          Certain banking charges and costs in Finance and Small Business and Revenue which are also included in the Insurance and Risk Management Special Account.

(7)          Recoveries for costs referred to in Notes 1, 2, 3, 5 and 6.

CAPITAL EXPENDITURES BY STANDARD OBJECT
($000)

STOB	Total

Land	17,919

Land Improvements	14,334

Buildings	2,553

Specialized Equipment	11,406

Office Furniture and Equipment	8,419

Vehicles	22,585

Informations Systems	380,385

Tenant Improvements	71,899

Roads Bridges and Ferries	500

Other	—
Net Capital Expenditures	530,000

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATION

($000)

VOTE 1 Legislation

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislation	50,589	14,169	205	7,165	7,462	29,001	—	234	—	1,323	1,694	2,733	5	510	1,132
Members’ Services	23,110	492	—	3,658	6,447	10,597	—	50	—	100	—	192	—	160	—
Caucus Support Services	5,028	3,977	—	1,007	—	4,984	—	—	—	—	—	794	—	—	—
Office of the Speaker	379	222	—	53	—	275	—	10	—	—	4	60	—	—	1
Clerk of the House	1,068	114	—	168	589	871	—	—	—	2	3	15	—	—	—
Clerk of Committees	565	147	—	114	332	593	—	27	—	19	31	27	—	—	—
Legislative Operations	9,836	2,465	32	532	—	3,029	—	62	—	697	1,505	1,153	5	350	156
Sergeant-at-Arms	3,838	2,840	97	699	94	3,730	—	16	—	182	7	235	—	—	53
Hansard	4,181	2,382	71	568	—	3,021	—	48	—	276	87	155	—	—	495
Legislative Library	2,584	1,530	5	366	—	1,901	—	21	—	47	57	102	—	—	427

Total	50,589	14,169	205	7,165	7,462	29,001	—	234	—	1,323	1,694	2,733	5	510	1,132

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
90	—	2,087	3,557	13,365	—	—	—	—	—	—	16,106	16,106	—	(400)	(400)	—	—	—	58,072
—	—	—	—	502	—	—	—	—	—	—	15,938	15,938	—	—	—	—	—	—	27,037
—	—	—	—	794	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,778
—	—	—	—	75	—	—	—	—	—	—	39	39	—	—	—	—	—	—	389
—	—	—	—	20	—	—	—	—	—	—	122	122	—	—	—	—	—	—	1,013
—	—	—	—	104	—	—	—	—	—	—	2	2	—	—	—	—	—	—	699
—	—	2,087	3,276	9,291	—	—	—	—	—	—	5	5	—	(400)	(400)	—	—	—	11,925
90	—	—	122	705	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,435
—	—	—	159	1,220	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,241
—	—	—	—	654	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,555

90	—	2,087	3,557	13,365	—	—	—	—	—	—	16,106	16,106	—	(400)	(400)	—	—	—	58,072

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	8,731	7,005	25	1,817	235	9,082	—	480	140	1,515	165	412	—	120	—

Total	8,731	7,005	25	1,817	235	9,082	—	480	140	1,515	165	412	—	120	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	322	100	—	30	108	238	—	25	3	12	5	8	—	—	1

Total	322	100	—	30	108	238	—	25	3	12	5	8	—	—	1

VOTE 4 Elections BC

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	9,485	2,581	571	726	228	4,106	—	112	849	442	2,067	391	—	37	8

Total	9,485	2,581	571	726	228	4,106	—	112	849	442	2,067	391	—	37	8

VOTE 5 Information and Privacy Commissioner

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	2,539	1,595	5	456	228	2,284	—	45	35	240	25	100	10	10	13

Total	2,539	1,595	5	456	228	2,284	—	45	35	240	25	100	10	10	13

VOTE 6 Merit Commissioner

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	783	273	5	105	125	508	—	25	30	90	65	40	5	5	5

Total	783	273	5	105	125	508	—	25	30	90	65	40	5	5	5

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	122	651	3,605	63	—	—	63	—	—	—	—	—	—	—	(1,877)	(523)	(2,400)	10,350

—	—	122	651	3,605	63	—	—	63	—	—	—	—	—	—	—	(1,877)	(523)	(2,400)	10,350

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	3	16	73	—	—	—	—	—	—	11	11	—	—	—	—	—	—	322

—	—	3	16	73	—	—	—	—	—	—	11	11	—	—	—	—	—	—	322

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
1	—	945	—	4,852	—	—	—	—	—	—	3	3	—	—	—	—	—	—	8,961

1	—	945	—	4,852	—	—	—	—	—	—	3	3	—	—	—	—	—	—	8,961

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	45	150	673	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	2,952

—	—	45	150	673	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	2,952

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	25	30	320	—	—	—	—	—	—	5	5	—	—	—	—	—	—	833

—	—	25	30	320	—	—	—	—	—	—	5	5	—	—	—	—	—	—	833

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsman

Description	Total 2006/07 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Ombudsman	3,805	2,619	45	715	228	3,607	—	60	102	100	75	110	40	20	25

Total	3,805	2,619	45	715	228	3,607	—	60	102	100	75	110	40	20	25

VOTE 8 Police Complaint Commissioner

Description	Total 2006/07 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	1,447	577	5	206	228	1,016	—	50	20	215	10	75	26	4	5

Total	1,447	577	5	206	228	1,016	—	50	20	215	10	75	26	4	5

VOTE 9 Representative for Children and Youth

Description	Total 2006/07 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	—	2,134	12	681	228	3,055	27	224	626	297	256	218	50	23	3

Total	—	2,134	12	681	228	3,055	27	224	626	297	256	218	50	23	3

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2007/08 Operating Expenses
—	—	85	290	907	—	—	—	—	—	—	—	—	—	(220)	(220)	—	(80)	(80)	4,214

—	—	85	290	907	—	—	—	—	—	—	—	—	—	(220)	(220)	—	(80)	(80)	4,214

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2007/08 Operating Expenses
—	—	25	86	516	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,532

—	—	25	86	516	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,532

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2007/08 Operating Expenses
7	—	29	—	1,760	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,815

7	—	29	—	1,760	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,815

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

Description	Total 2006/07 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	3,430	1,954	1	472	—	2,427	—	232	299	30	30	340	3	—	—
Deputy Ministers’ Policy Secretariat	2,564	1,521	—	362	—	1,883	—	80	223	160	30	132	—	—	5
Executive and Support Services	7,525	4,167	13	1,032	70	5,282	—	329	888	316	92	445	1	—	—
Premier’s Office	3,549	2,222	8	549	70	2,849	—	167	305	10	60	127	—	—	—
Executive Operations	3,976	1,945	5	483	—	2,433	—	162	583	306	32	318	1	—	—

Total	13,519	7,642	14	1,866	70	9,592	—	641	1,410	506	152	917	4	—	5

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2007/08 Operating Expenses
6	—	11	—	951	966	—	—	966	—	—	68	68	—	(225)	(225)	—	(700)	(700)	3,487
—	—	28	—	658	—	—	—	—	—	—	76	76	—	(1)	(1)	—	—	—	2,616
1	—	19	—	2,091	1	—	—	1	—	—	295	295	—	(1)	(1)	—	—	—	7,668
1	—	7	—	677	—	—	—	—	—	—	146	146	—	—	—	—	—	—	3,672
—	—	12	—	1,414	1	—	—	1	—	—	149	149	—	(1)	(1)	—	—	—	3,996

7	—	58	—	3,700	967	—	—	967	—	—	439	439	—	(227)	(227)	—	(700)	(700)	13,771

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION
($000)

VOTE 11 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69

Negotiations	22,888	8,943	—	2,131	—	11,074	—	1,515	3,622	6,346	2	331	350	—	—
Aboriginal Relations	3,534	2,041	—	486	—	2,527	—	234	50	269	—	97	—	—	—
Executive and Support Services	5,481	2,572	—	622	39	3,233	114	173	2,347	573	154	594	—	7	9
Minister’s Office	575	303	—	81	39	423	—	100	—	—	8	14	—	—	—
Corporate Services	4,906	2,269	—	541	—	2,810	114	73	2,347	573	146	580	—	7	9

Total	31,903	13,556	—	3,239	39	16,834	114	1,922	6,019	7,188	156	1,022	350	7	9

Special Account

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69

First Citizens Fund	4,200	—	—	—	—	—	45	—	—	100	—	5	—	—	—

Total	4,200	—	—	—	—	—	45	—	—	100	—	5	—	—	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	12,166	2,540	7,962	2,863	13,365	—	—	2,473	2,473	—	(6)	(6)	(900)	(2,217)	(3,117)	35,955
—	—	—	—	650	125	—	4,772	4,897	—	—	—	—	—	(2)	(2)	—	(379)	(379)	7,693
—	—	80	—	4,051	—	—	—	—	—	—	30	30	—	(1)	(1)	—	(1)	(1)	7,312
—	—	—	—	122	—	—	—	—	—	—	30	30	—	—	—	—	—	—	575
—	—	80	—	3,929	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	6,737

—	—	80	—	16,867	2,665	7,962	7,635	18,262	—	—	2,503	2,503	—	(9)	(9)	(900)	(2,597)	(3,497)	50,960

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	150	1,000	—	3,050	4,050	—	—	—	—	—	—	—	—	—	—	4,200

—	—	—	—	150	1,000	—	3,050	4,050	—	—	—	—	—	—	—	—	—	—	4,200

MINISTRY OF ADVANCED EDUCATION
($000)

VOTE 12 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,572,844	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Financial Assistance	159,718	4,025	—	959	—	4,984	—	44	—	127	13	132	—	—	—
Debt Service Costs and Amortization of Prepaid Capital Advances	268,161	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	153,400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	114,761	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Research and Innovation	6,879	—	—	—	—	—	6	27	11	198	1	12	—	—	—
Executive and Support Services	18,934	9,935	—	2,377	39	12,351	100	530	1,852	1,329	1,522	351	40	21	—
Minister’s Office	489	263	—	72	39	374	—	69	—	—	10	12	—	—	—
Program Management	18,445	9,672	—	2,305	—	11,977	100	461	1,852	1,329	1,512	339	40	21	—

Total	2,026,536	13,960	—	3,336	39	17,335	106	601	1,863	1,654	1,536	495	40	21	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	1,705,169	—	1,705,169	—	—	—	—	—	—	—	—	(17,000)	(17,000)	1,688,169
—	—	—	35	351	91,749	4,940	—	96,689	—	40,251	29,659	69,910	—	—	—	—	(35,206)	(35,206)	136,728
—	—	125,617	—	125,617	—	—	—	—	—	169,300	—	169,300	—	—	—	—	—	—	294,917
—	—	—	—	—	—	—	—	—	—	169,300	—	169,300	—	—	—	—	—	—	169,300
—	—	125,617	—	125,617	—	—	—	—	—	—	—	—	—	—	—	—	—	—	125,617
—	—	—	37	292	—	—	11,618	11,618	—	—	—	—	—	—	—	—	—	—	11,910
—	—	654	100	6,499	940	—	—	940	—	—	78	78	—	—	—	(103)	(413)	(516)	19,352
—	—	—	—	91	—	—	—	—	—	—	38	38	—	—	—	—	—	—	503
—	—	654	100	6,408	940	—	—	940	—	—	40	40	—	—	—	(103)	(413)	(516)	18,849

—	—	126,271	172	132,759	92,689	1,710,109	11,618	1,814,416	—	209,551	29,737	239,288	—	—	—	(103)	(52,619)	(52,722)	2,151,076

MINISTRY OF AGRICULTURE AND LANDS
($000)

VOTE 13 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Food Industry Development	18,079	10,051	85	2,395	—	12,531	—	691	4,328	429	155	573	—	17	715
Agriculture and Aquaculture Management	9,374	5,299	70	1,263	—	6,632	313	124	2,343	287	32	176	—	17	32
Agriculture and Aquaculture Management	8,302	4,822	70	1,149	—	6,041	—	84	2,095	126	27	130	—	17	32
BC Farm Industry Review Board	1,072	477	—	114	—	591	313	40	248	161	5	46	—	—	—
Risk Management	15,833	2,000	9	477	—	2,486	5	106	962	253	24	119	—	—	24
Crown Land Administration	36,869	3,810	1	939	—	4,750	—	226	1,838	22,850	75	144	—	—	2
Land Policy Program	2,327	1,820	—	464	—	2,284	—	93	578	208	32	73	—	—	—
Crown Land Tenure Management	11,316	1,375	—	328	—	1,703	—	64	476	76	12	39	—	—	—
Contaminated Sites Program	23,226	615	1	147	—	763	—	69	784	22,566	31	32	—	—	2
Executive and Support Services	8,481	673	17	169	39	898	—	142	6,251	30	38	55	—	—	6
Minister’s Office	530	231	—	57	39	327	—	102	—	—	32	22	—	—	6
Corporate Services	7,951	442	17	112	—	571	—	40	6,251	30	6	33	—	—	—

Total	88,636	21,833	182	5,243	39	27,297	318	1,289	15,722	23,849	324	1,067	—	34	779

VOTE 14 Agricultural Land Commission

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	2,144	1,321	—	315	—	1,636	351	75	164	92	20	40	—	10	1

Total	2,144	1,321	—	315	—	1,636	351	75	164	92	20	40	—	10	1

VOTE 15 Integrated Land Management Bureau

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Land Management Bureau	63,551	30,067	49	7,253	—	37,369	—	1,164	17,718	12,874	1,730	1,360	1,001	6	114
Regional Client Services	20,881	18,886	5	4,501	—	23,392	—	703	6,242	1,507	93	626	—	—	—
Strategic Land and Resource Planning	8,987	1,345	16	321	—	1,682	—	154	319	813	12	106	1	6	14
Species at Risk Coordination	1,253	380	1	91	—	472	—	17	88	344	5	12	—	—	—
Corporate Resource Information Management	19,111	8,225	12	2,040	—	10,277	—	200	2,775	9,324	1,580	488	—	—	100
Bureau Management	13,319	1,231	15	300	—	1,546	—	90	8,294	886	40	128	1,000	—	—

Total	63,551	30,067	49	7,253	—	37,369	—	1,164	17,718	12,874	1,730	1,360	1,001	6	114

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
315	—	733	1,200	9,156	1,742	—	—	1,742	—	—	89	89	—	(1)	(1)	—	(4,668)	(4,668)	18,849
51	—	204	106	3,685	390	—	—	390	—	—	20	20	—	(2)	(2)	—	(17)	(17)	10,708
51	—	197	97	2,856	390	—	—	390	—	—	18	18	—	(1)	(1)	—	(13)	(13)	9,291
—	—	7	9	829	—	—	—	—	—	—	2	2	—	(1)	(1)	—	(4)	(4)	1,417
19	—	196	45	1,753	28,002	—	—	28,002	8,200	—	16	8,216	—	(1)	(1)	—	(2,327)	(2,327)	38,129
30	—	237	59	25,461	—	—	—	—	—	—	8,824	8,824	—	(342)	(342)	—	(333)	(333)	38,360
—	—	25	27	1,036	—	—	—	—	—	—	21	21	—	(340)	(340)	—	(217)	(217)	2,784
—	—	206	19	892	—	—	—	—	—	—	8,739	8,739	—	(1)	(1)	—	(115)	(115)	11,218
30	—	6	13	23,533	—	—	—	—	—	—	64	64	—	(1)	(1)	—	(1)	(1)	24,358
14	—	7	13	6,556	—	—	—	—	—	—	579	579	—	(16)	(16)	—	(1)	(1)	8,016
14	—	—	—	176	—	—	—	—	—	—	21	21	—	—	—	—	—	—	524
—	—	7	13	6,380	—	—	—	—	—	—	558	558	—	(16)	(16)	—	(1)	(1)	7,492

429	—	1,377	1,423	46,611	30,134	—	—	30,134	8,200	—	9,528	17,728	—	(362)	(362)	—	(7,346)	(7,346)	114,062

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
10	—	1	—	764	—	—	—	—	—	—	4	4	—	(1)	(1)	—	(1)	(1)	2,402

10	—	1	—	764	—	—	—	—	—	—	4	4	—	(1)	(1)	—	(1)	(1)	2,402

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
399	—	3,549	613	40,528	4,328	—	175	4,503	—	—	3,473	3,473	—	(19,159)	(19,159)	—	(4,403)	(4,403)	62,311
377	—	789	389	10,726	1,400	—	—	1,400	—	—	58	58	—	(12,055)	(12,055)	—	(161)	(161)	23,360
18	—	40	21	1,504	2,628	—	175	2,803	—	—	2,675	2,675	—	(1,008)	(1,008)	—	(119)	(119)	7,537
—	—	10	6	482	—	—	—	—	—	—	1	1	—	(201)	(201)	—	(2)	(2)	752
4	—	1,586	174	16,231	—	—	—	—	—	—	27	27	—	(5,890)	(5,890)	—	(4,111)	(4,111)	16,534
—	—	1,124	23	11,585	300	—	—	300	—	—	712	712	—	(5)	(5)	—	(10)	(10)	14,128

399	—	3,549	613	40,528	4,328	—	175	4,503	—	—	3,473	3,473	—	(19,159)	(19,159)	—	(4,403)	(4,403)	62,311

Special Account

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Land	69,037	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Insurance	19,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	88,737	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	80,000	—	—	80,000	—	—	20	20	—	—	—	—	—	—	80,020
—	—	—	—	—	—	—	—	—	—	—	19,701	19,701	—	—	—	—	(1)	(1)	19,700

—	—	—	—	—	80,000	—	—	80,000	—	—	19,721	19,721	—	—	—	—	(1)	(1)	99,720

MINISTRY OF ATTORNEY GENERAL
($000)

VOTE 16 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Transformation	1,293	1,553	—	371	—	1,924	—	385	654	159	264	177	—	—	10
Justice Reform	—	950	—	227	—	1,177	—	310	146	40	204	143	—	—	10
Community Court	1,293	603	—	144	—	747	—	75	508	119	60	34	—	—	—
Justice Services	95,430	10,707	—	2,552	—	13,259	—	349	2,092	1,379	327	499	—	—	3
Prosecution Services	93,616	61,225	590	14,589	—	76,404	2,105	1,154	7,606	4,258	153	1,995	—	—	458
Court Services	127,374	61,752	923	14,862	—	77,537	1,960	1,600	39,606	2,494	1,598	2,805	—	—	992
Legal Services	14,531	27,791	160	6,623	—	34,574	20	700	3,822	29,449	709	1,941	10	139	—
Multiculturalism and Immigration	7,710	2,609	11	700	—	3,320	35	164	280	363	743	142	—	—	—
Executive and Support Services	57,657	16,100	62	3,857	39	20,058	705	474	28,082	604	2,063	1,816	1	28	4
Minister’s Office	710	365	—	96	39	500	—	74	52	—	20	30	—	—	1
Corporate Services	42,840	13,240	55	3,166	—	16,461	—	322	27,375	178	1,985	1,638	—	18	3
Agencies, Boards and Commissions	14,107	2,495	7	595	—	3,097	705	78	655	426	58	148	1	10	—

Total	397,611	181,737	1,746	43,554	39	227,076	4,825	4,826	82,142	38,706	5,857	9,375	11	167	1,467

VOTE 17 Judiciary

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	60,894	45,304	68	10,796	—	56,168	351	1,480	522	312	948	1,318	—	6	86
Superior Courts	12,953	9,127	38	2,175	—	11,340	—	176	—	155	741	545	—	3	12
Provincial Courts	47,941	36,177	30	8,621	—	44,828	351	1,304	522	157	207	773	—	3	74

Total	60,894	45,304	68	10,796	—	56,168	351	1,480	522	312	948	1,318	—	6	86

VOTE 18 Crown Proceeding Act

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	27,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	27,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	310	—	1,959	1,072	—	—	1,072	—	—	298	298	—	—	—	—	—	—	5,253
—	—	12	—	865	730	—	—	730	—	—	228	228	—	—	—	—	—	—	3,000
—	—	298	—	1,094	342	—	—	342	—	—	70	70	—	—	—	—	—	—	2,253
70	—	236	—	4,955	63,452	—	17,865	81,317	—	—	46	46	—	(850)	(850)	(20)	(1,990)	(2,010)	96,717
98	—	947	—	18,774	—	—	—	—	—	—	902	902	—	(1,720)	(1,720)	—	—	—	94,360
1,458	—	4,948	405	57,866	—	—	—	—	—	—	638	638	—	—	—	—	(2,322)	(2,322)	133,719
—	—	93	—	36,883	6	—	—	6	—	—	330	330	—	(55,638)	(55,638)	(300)	—	(300)	15,855
10	—	185	—	1,922	25	—	26,139	26,164	—	—	—	—	—	—	—	—	(22,200)	(22,200)	9,206
—	—	998	—	34,775	115	—	1,800	1,915	8,757	—	54	8,811	—	(742)	(742)	—	(440)	(440)	64,377
—	—	5	—	182	—	—	—	—	—	—	40	40	—	—	—	—	—	—	722
—	—	918	—	32,437	115	—	1,800	1,915	—	—	11	11	—	(742)	(742)	—	(3)	(3)	50,079
—	—	75	—	2,156	—	—	—	—	8,757	—	3	8,760	—	—	—	—	(437)	(437)	13,576

1,636	—	7,717	405	157,134	64,670	—	45,804	110,474	8,757	—	2,268	11,025	—	(58,950)	(58,950)	(320)	(26,952)	(27,272)	419,487

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
71	—	873	—	5,967	8	—	177	185	—	—	14	14	—	—	—	—	—	—	62,334
5	—	524	—	2,161	—	—	—	—	—	—	5	5	—	—	—	—	—	—	13,506
66	—	349	—	3,806	8	—	177	185	—	—	9	9	—	—	—	—	—	—	48,828

71	—	873	—	5,967	8	—	177	185	—	—	14	14	—	—	—	—	—	—	62,334

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	27,500	27,500	—	—	—	—	—	—	27,500

—	—	—	—	—	—	—	—	—	—	—	27,500	27,500	—	—	—	—	—	—	27,500

MINISTRY OF ATTORNEY GENERAL
($000)

VOTE 19 British Columbia Utilities Commission

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,189	102	568	—	2,859	200	50	472	1,418	25	360	—	25	—

Total	1	2,189	102	568	—	2,859	200	50	472	1,418	25	360	—	25	—

Special Account

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee of British Columbia	17,577	12,393	133	2,953	—	15,479	—	154	1,792	1,695	689	549	1	15	20

Total	17,577	12,393	133	2,953	—	15,479	—	154	1,792	1,695	689	549	1	15	20

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	1	—	2,551	200	—	—	200	—	—	1	1	—	—	—	—	(5,610)	(5,610)	1

—	—	1	—	2,551	200	—	—	200	—	—	1	1	—	—	—	—	(5,610)	(5,610)	1

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	867	—	5,782	—	—	—	—	—	—	285	285	—	—	—	—	(2,336)	(2,336)	19,210

—	—	867	—	5,782	—	—	—	—	—	—	285	285	—	—	—	—	(2,336)	(2,336)	19,210

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 20 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefit	55	57	59	60	63	65	67	68	69
Child and Family Development	643,234	183,244	2,850	44,925	—	231,019	—	6,881	54,712	8,577	4,583	7,551	350	650	844
ECD, Child Care and Supports to Children with Special Needs	535,332	16,165	190	3,853	—	20,208	25	493	3,939	1,368	1,338	792	—	—	—
Provincial Services	59,120	31,709	1,215	7,556	—	40,480	—	445	11,273	211	299	523	—	—	1,730
Executive and Support Services	22,570	13,444	249	3,219	64	16,976	—	713	3,226	767	165	1,395	—	—	—
Ministers’ Offices	848	435	—	119	64	618	—	140	—	—	25	27	—	—	—
Corporate Services	21,722	13,009	249	3,100	—	16,358	—	573	3,226	767	140	1,368	—	—	—

Total	1,260,256	244,562	4,504	59,553	64	308,683	25	8,532	73,150	10,923	6,385	10,261	350	650	2,574

VOTE 21 Community Living Services

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ministry Monitoring - Community Living Services	666	445	8	106	—	559	—	42	—	59	—	14	—	—	—
Transfers to Community Living British Columbia	611,963	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adult Community Living Services	558,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Children’s Community Living Services	53,459	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	612,629	445	8	106	—	559	—	42	—	59	—	14	—	—	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
1,202	—	7,191	741	93,282	4,250	30,700	397,528	432,478	—	—	753	753	—	(1,421)	(1,421)	—	(51,378)	(51,378)	704,733
24	—	522	33	8,534	1,350	213,800	185,800	400,950	—	—	170	170	—	—	—	—	—	—	429,862
208	—	873	207	15,769	—	300	9,163	9,463	—	—	70	70	—	(913)	(913)	—	(3,602)	(3,602)	61,267
15	—	469	47	6,797	—	—	196	196	—	—	116	116	—	—	—	—	(417)	(417)	23,668
15	—	—	—	207	—	—	—	—	—	—	35	35	—	—	—	—	—	—	860
—	—	469	47	6,590	—	—	196	196	—	—	81	81	—	—	—	—	(417)	(417)	22,808

1,449	—	9,055	1,028	124,382	5,600	244,800	592,687	843,087	—	—	1,109	1,109	—	(2,334)	(2,334)	—	(55,397)	(55,397)	1,219,530

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	115	—	—	—	—	—	—	—	—	—	—	—	—	—	—	674
—	—	—	—	—	—	646,440	—	646,440	—	—	—	—	—	—	—	—	—	—	646,440
—	—	—	—	—	—	591,839	—	591,839	—	—	—	—	—	—	—	—	—	—	591,839
—	—	—	—	—	—	54,601	—	54,601	—	—	—	—	—	—	—	—	—	—	54,601

—	—	—	—	115	—	646,440	—	646,440	—	—	—	—	—	—	—	—	—	—	647,114

MINISTRY OF COMMUNITY SERVICES

($000)

VOTE 22 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Local Government	176,734	5,808	37	1,374	—	7,219	5	257	1,311	561	156	168	40	2	3,073
Local Government Services and Transfers	171,731	4,914	27	1,162	—	6,103	5	256	926	339	146	152	40	2	—
University Endowment Lands	5,003	894	10	212	—	1,116	—	1	385	222	10	16	—	—	3,073
Women’s, Seniors’ and Community Services	52,913	2,547	10	602	—	3,159	—	149	445	206	34	90	60	—	34
Executive and Support Services	8,803	4,373	59	1,041	39	5,512	—	199	2,370	142	248	346	40	—	1
Minister’s Office	496	247	—	58	39	344	—	120	—	—	29	9	—	—	—
Management Services	8,307	4,126	59	983	—	5,168	—	79	2,370	142	219	337	40	—	1

Total	238,450	12,728	106	3,017	39	15,890	5	605	4,126	909	438	604	140	2	3,108

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
315	—	15	—	5,903	100,537	660	122,331	223,528	—	—	—	—	(6,242)	—	(6,242)	—	(40,000)	(40,000)	190,408
—	—	15	—	1,881	100,537	660	116,063	217,260	—	—	—	—	—	—	—	—	(40,000)	(40,000)	185,244
315	—	—	—	4,022	—	—	6,268	6,268	—	—	—	—	(6,242)	—	(6,242)	—	—	—	5,164
—	—	125	—	1,143	1,425	—	50,228	51,653	—	—	—	—	—	—	—	—	(117)	(117)	55,838
11	—	138	30	3,525	—	—	—	—	—	—	52	52	—	(1)	(1)	(1)	—	(1)	9,087
7	—	—	—	165	—	—	—	—	—	—	19	19	—	—	—	—	—	—	528
4	—	138	30	3,360	—	—	—	—	—	—	33	33	—	(1)	(1)	(1)	—	(1)	8,559

326	—	278	30	10,571	101,962	660	172,559	275,181	—	—	52	52	(6,242)	(1)	(6,243)	(1)	(40,117)	(40,118)	255,333

MINISTRY OF COMMUNITY SERVICES

($000)

VOTE 23 BC Public Service Agency

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Business Transformation	74	1,040	—	248	—	1,288	—	25	131	158	7	50	—	1	—
Business Transformation ADM Office	74	1,040	—	248	—	1,288	—	25	131	158	7	50	—	1	—
Client Services	1,526	9,813	186	2,338	—	12,337	—	252	2,511	183	103	184	—	—	—
Regional Operations	1,526	9,813	186	2,338	—	12,337	—	252	2,511	183	103	184	—	—	—
Talent Management	1,212	3,220	—	767	—	3,987	—	85	282	8,256	25	1,418	—	—	—
Employee Relations	208	2,246	8	535	—	2,789	—	121	444	—	27	137	—	—	—
Compensation, Benefits and Policy	2,786	8,029	32	415,845	—	423,906	—	134	561	2,021	71	266	—	11	—
Labour Market Fund	1,913	3,175	—	757	—	3,932	—	—	—	—	—	—	—	—	—
Compensation	872	1,965	8	468	—	2,441	—	30	523	32	21	37	—	1	—
Provincial Pensions	149,674	—	—	149,674	—	149,674	—	—	—	—	—	—	—	—	—
Miscellaneous and Statutory Items	6,252	—	—	6,252	—	6,252	—	—	—	—	—	—	—	—	—
Canada Pension	54,764	—	—	54,764	—	54,764	—	—	—	—	—	—	—	—	—
Death and Retiring Benefits	4,820	—	—	5,000	—	5,000	—	—	—	—	—	—	—	—	—
Extended Health and Dental Benefits	52,050	—	—	70,300	—	70,300	—	—	—	—	—	—	—	—	—
Group Insurance	4,145	—	—	9,180	—	9,180	—	—	—	—	—	—	—	—	—
Medical Services Plan	22,329	—	—	22,379	—	22,379	—	—	—	—	—	—	—	—	—
Long Term Disability	34,440	—	—	34,500	—	34,500	—	—	—	—	—	—	—	—	—
Employment Insurance	26,513	—	—	26,513	—	26,513	—	—	—	—	—	—	—	—	—
Workers Compensation	10,400	—	—	11,500	—	11,500	—	—	—	—	—	—	—	—	—
Employee and Family Assistance Program	1,100	—	—	1,300	—	1,300	—	—	—	—	—	—	—	—	—
Other Benefits	41,497	2,889	24	23,258	—	26,171	—	104	38	1,989	50	229	—	10	—
Recoveries	(407,983)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	3,640	1,003	7	240	—	1,250	—	15	530	175	5	264	—	—	—
Deputy Minister’s Office	648	336	7	80	—	423	—	12	46	125	4	46	—	—	—
Corporate Services	2,992	667	—	160	—	827	—	3	484	50	1	218	—	—	—

Total	9,446	25,351	233	419,973	—	445,557	—	632	4,459	10,793	238	2,319	—	12	—

Special Account

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
University Endowment Lands Administration	4,642	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,642	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	459	—	831	—	—	—	—	—	—	4	4	—	(2,114)	(2,114)	—	—	—	9
—	—	459	—	831	—	—	—	—	—	—	4	4	—	(2,114)	(2,114)	—	—	—	9
—	—	5	—	3,238	—	—	—	—	—	—	68	68	—	(10,168)	(10,168)	(454)	(155)	(609)	4,866
—	—	5	—	3,238	—	—	—	—	—	—	68	68	—	(10,168)	(10,168)	(454)	(155)	(609)	4,866
—	—	—	—	10,066	—	—	—	—	—	—	444	444	—	(12,748)	(12,748)	—	—	—	1,749
—	—	—	—	729	—	—	—	—	—	—	128	128	—	(3,386)	(3,386)	—	—	—	260
—	—	—	—	3,064	—	—	—	—	—	—	12,911	12,911	—	(410,731)	(410,731)	(14,723)	(10,152)	(24,875)	4,275
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,932
—	—	—	—	644	—	—	—	—	—	—	(111)	(111)	—	(2,607)	(2,607)	—	—	—	367
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	149,674
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,252
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	54,764
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(180)	(180)	4,820
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,563)	(8,687)	(18,250)	52,050
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(5,000)	(35)	(5,035)	4,145
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(50)	(50)	22,329
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(60)	(60)	34,440
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	26,513
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,100)	(1,100)	10,400
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(160)	(40)	(200)	1,100
—	—	—	—	2,420	—	—	—	—	—	—	13,022	13,022	—	(334)	(334)	—	—	—	41,279
—	—	—	—	—	—	—	—	—	—	—	—	—	—	(407,790)	(407,790)	—	—	—	(407,790)
—	—	976	—	1,965	—	—	—	—	—	—	1,454	1,454	—	(3,595)	(3,595)	—	—	—	1,074
—	—	—	—	233	—	—	—	—	—	—	—	—	—	(47)	(47)	—	—	—	609
—	—	976	—	1,732	—	—	—	—	—	—	1,454	1,454	—	(3,548)	(3,548)	—	—	—	465

—	—	1,440	—	19,893	—	—	—	—	—	—	15,009	15,009	—	(442,742)	(442,742)	(15,177)	(10,307)	(25,484)	12,233

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	6,242	—	—	6,242	—	—	—	—	—	—	6,242

—	—	—	—	—	—	—	—	—	6,242	—	—	6,242	—	—	—	—	—	—	6,242

MINISTRY OF ECONOMIC DEVELOPMENT

($000)

VOTE 24 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Marketing and Promoting British Columbia	9,717	4,507	14	1,078	—	5,599	—	566	336	2,768	128	630	105	—	—
Enhancing Economic Development	135,697	4,215	14	1,007	—	5,236	—	242	335	626	119	165	—	—	—
2010 Olympic and Paralympic Winter Games Secretariat	153,053	2,637	—	629	—	3,266	—	446	629	2,145	30	342	300	—	—
Executive and Support Services	12,834	3,012	8	721	39	3,780	5	208	3,969	175	176	226	1,005	3	47
Minister’s Office	546	260	—	62	39	361	—	121	12	—	17	35	—	—	8
Corporate Services	9,466	2,634	8	631	—	3,273	5	87	3,957	175	159	191	1,005	3	39
Columbia Basin Trust	2,072	118	—	28	—	146	—	—	—	—	—	—	—	—	—
Reserves for Doubtful Accounts	750	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	311,301	14,371	36	3,435	39	17,881	5	1,462	5,269	5,714	453	1,363	1,410	3	47

Special Account

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	123	—	4,656	116	—	3,100	3,216	—	—	—	—	—	—	—	—	(1,432)	(1,432)	12,039
—	—	11	—	1,498	97,023	—	37,742	134,765	—	—	—	—	—	—	—	—	(735)	(735)	140,764
—	—	320	—	4,212	400	—	92,500	92,900	—	—	—	—	—	—	—	—	(1)	(1)	100,377
—	—	50	—	5,864	—	—	2,000	2,000	—	—	923	923	—	—	—	—	(5)	(5)	12,562
—	—	—	—	193	—	—	—	—	—	—	—	—	—	—	—	—	—	—	554
—	—	50	—	5,671	—	—	—	—	—	—	173	173	—	—	—	—	(5)	(5)	9,112
—	—	—	—	—	—	—	2,000	2,000	—	—	—	—	—	—	—	—	—	—	2,146
—	—	—	—	—	—	—	—	—	—	—	750	750	—	—	—	—	—	—	750

—	—	504	—	16,230	97,539	—	135,342	232,881	—	—	923	923	—	—	—	—	(2,173)	(2,173)	265,742

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	500	—	—	500	—	—	—	—	—	—	—	—	—	—	500

—	—	—	—	—	500	—	—	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF EDUCATION

($000)

VOTE 25 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Education Programs	4,727,508	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service and Amortization	558,978	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Services Costs	353,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	205,278	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Libraries	13,399	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	17,841	5,111	—	1,218	—	6,329	—	49	11,080	320	833	350	—	10	25
Executive and Support Services	53,733	14,157	—	3,381	39	17,577	15	1,400	699	18,471	3,762	2,939	2,000	739	2
Minister’s Office	499	261	—	62	39	362	—	105	—	—	19	11	—	—	2
K-12 Education Programs	53,234	13,896	—	3,319	—	17,215	15	1,295	699	18,471	3,743	2,928	2,000	739	—

Total	5,371,459	19,268	—	4,599	39	23,906	15	1,449	11,779	18,791	4,595	3,289	2,000	749	27

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	500	4,865,120	—	4,865,620	—	—	—	—	—	—	—	(2,904)	(15,264)	(18,168)	4,847,452
—	—	200,212	—	200,212	—	—	—	—	—	358,100	—	358,100	—	—	—	—	(412)	(412)	557,900
—	—	—	—	—	—	—	—	—	—	358,100	—	358,100	—	—	—	—	—	—	358,100
—	—	200,212	—	200,212	—	—	—	—	—	—	—	—	—	—	—	—	(412)	(412)	199,800
—	—	—	—	—	15,675	—	—	15,675	—	—	—	—	—	—	—	—	—	—	15,675
20	—	183	713	13,583	—	—	—	—	—	—	85	85	—	—	—	—	(7)	(7)	19,990
—	—	5,668	—	35,695	162	—	639	801	—	—	24	24	—	—	—	—	(734)	(734)	53,363
—	—	6	—	143	—	—	—	—	—	—	—	—	—	—	—	—	—	—	505
—	—	5,662	—	35,552	162	—	639	801	—	—	24	24	—	—	—	—	(734)	(734)	52,858

20	—	206,063	713	249,490	16,337	4,865,120	639	4,882,096	—	358,100	109	358,209	—	—	—	(2,904)	(16,417)	(19,321)	5,494,380

MINISTRY OF EMPLOYMENT AND INCOME ASSISTANCE

($000)

VOTE 26 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Employment Programs	95,689	13,567	181	3,255	—	17,003	—	384	6,063	223	1,333	965	—	—	2
Temporary Assistance	365,387	24,413	326	5,996	—	30,735	—	501	10,599	429	3,696	1,796	—	—	2
Disability Assistance	663,735	31,887	378	7,800	—	40,065	—	668	12,458	1,162	6,529	2,308	—	—	3
Supplementary Assistance	235,624	16,692	216	4,094	—	21,002	—	342	10,186	305	1,834	1,235	—	—	2
Employment and Assistance Appeal Tribunal	2,019	688	23	169	—	880	135	30	86	110	10	166	—	6	—
Executive and Support Services	24,139	12,673	128	3,108	39	15,948	—	287	5,445	185	1,843	970	89	—	1
Minister’s Office	466	220	1	56	39	316	—	58	—	—	1	18	—	—	—
Corporate Services	23,673	12,453	127	3,052	—	15,632	—	229	5,445	185	1,842	952	89	—	1

Total	1,386,593	99,920	1,252	24,422	39	125,633	135	2,212	44,837	2,414	15,245	7,440	89	6	10

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
55	—	264	—	9,289	3	7,025	64,493	71,521	—	—	54	54	—	—	—	—	—	—	97,867
89	—	1,586	—	18,698	7	306,783	—	306,790	—	—	3,083	3,083	—	—	—	—	(1,126)	(1,126)	358,180
114	—	3,172	—	26,414	8	669,000	—	669,008	—	—	159	159	—	—	—	—	(2,762)	(2,762)	732,884
63	—	264	—	14,231	599	177,528	52,104	230,231	—	—	3,045	3,045	—	—	—	—	(4,700)	(4,700)	263,809
—	—	11	112	666	—	—	525	525	—	—	—	—	—	(1)	(1)	—	—	—	2,070
59	—	—	—	8,879	—	—	—	—	—	—	66	66	—	(135)	(135)	—	(40)	(40)	24,718
—	—	—	—	77	—	—	—	—	—	—	25	25	—	—	—	—	—	—	418
59	—	—	—	8,802	—	—	—	—	—	—	41	41	—	(135)	(135)	—	(40)	(40)	24,300

380	—	5,297	112	78,177	617	1,160,336	117,122	1,278,075	—	—	6,407	6,407	—	(136)	(136)	—	(8,628)	(8,628)	1,479,528

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES
($000)

VOTE 27 Ministry Operations

Description	Total 2006/07 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Oil and Gas	10,711	5,144	10	1,225	—	6,379	—	478	163	1,542	260	396	45	—	16
Titles and Offshore	7,436	2,730	—	651	—	3,381	—	250	—	525	378	239	—	15	5
Mining and Minerals	11,868	8,491	—	2,023	—	10,514	—	958	—	1,390	120	362	—	—	40
Electricity and Alternative Energy	3,720	1,603	—	382	—	1,985	—	165	—	122	12	64	5	—	—
Marketing, Aboriginal and Community Relations	6,711	2,786	—	664	—	3,450	81	382	—	355	21	265	140	15	—
Executive and Support Services	4,454	1,236	—	311	64	1,611	12	260	3,942	65	39	803	—	—	13
Ministers’ Office	834	419	—	111	64	594	—	208	—	—	18	64	—	—	13
Corporate Services	3,620	817	—	200	—	1,017	12	52	3,942	65	21	739	—	—	—

Total	44,900	21,990	10	5,256	64	27,320	93	2,493	4,105	3,999	830	2,129	190	30	74

VOTE 28 Contracts and Funding Arrangements

Description	Total 2006/07 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Contracts and Funding Arrangements	33,560	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Resource Revenue Sharing Agreements	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Island Natural Gas Pipeline Agreement	31,060	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	33,560	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2007/08 Operating Expenses
100	—	95	—	3,095	235	—	365	600	—	—	—	—	—	—	—	—	(1)	(1)	10,073
23	—	220	—	1,655	175	—	300	475	—	—	—	—	—	—	—	—	—	—	5,511
402	—	201	—	3,473	95	—	—	95	—	—	—	—	—	—	—	—	—	—	14,082
—	—	8	—	376	2	—	26	28	—	—	—	—	—	—	—	—	—	—	2,389
—	—	30	—	1,289	210	—	19	229	—	—	—	—	—	—	—	—	—	—	4,968
—	—	96	35	5,265	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,876
—	—	—	—	303	—	—	—	—	—	—	—	—	—	—	—	—	—	—	897
—	—	96	35	4,962	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,979

525	—	650	35	15,153	717	—	710	1,427	—	—	—	—	—	—	—	—	(1)	(1)	43,899

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2007/08 Operating Expenses
—	—	—	—	—	33,560	—	—	33,560	—	—	—	—	—	—	—	—	—	—	33,560
—	—	—	—	—	2,500	—	—	2,500	—	—	—	—	—	—	—	—	—	—	2,500
—	—	—	—	—	31,060	—	—	31,060	—	—	—	—	—	—	—	—	—	—	31,060

—	—	—	—	—	33,560	—	—	33,560	—	—	—	—	—	—	—	—	—	—	33,560

MINISTRY OF ENVIRONMENT
($000)

VOTE 29 Ministry Operations

Description	Total 2006/07 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Stewardship	73,203	32,462	230	7,796	—	40,488	—	2,684	6,380	19,478	170	1,691	104	232	12,197
Conservation Management	28,004	16,465	34	3,956	—	20,455	—	1,457	3,637	9,306	147	880	93	33	638
Fish and Wildlife Management	14,138	4,277	95	1,041	—	5,413	—	283	545	7,321	10	270	3	186	2,270
Parks Management	31,061	11,720	101	2,799	—	14,620	—	944	2,198	2,851	13	541	8	13	9,289
Water Stewardship	29,372	8,705	17	2,105	—	10,827	—	495	1,375	4,153	36	206	—	—	49
Water Stewardship	14,972	8,705	17	2,105	—	10,827	—	495	1,375	4,153	36	206	—	—	49
Water Rental Remissions	14,400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Oceans and Marine Fisheries	2,240	956	7	228	—	1,191	—	137	157	376	2	44	—	—	15
Environmental Protection	6,025	18,177	155	4,352	—	22,684	—	1,229	3,374	5,807	617	503	20	—	1,141
Compliance	18,201	8,971	256	2,267	—	11,494	—	693	2,059	723	145	867	20	—	634
Executive and Support Services	32,485	22,660	84	5,409	39	28,192	—	845	8,825	2,135	2,607	1,195	1,000	—	70
Minister’s Office	490	292	—	79	39	410	—	46	9	—	10	5	—	—	—
Corporate Services	31,995	22,368	84	5,330	—	27,782	—	799	8,816	2,135	2,597	1,190	1,000	—	70

Total	161,526	91,931	749	22,157	39	114,876	—	6,083	22,170	32,672	3,577	4,506	1,144	232	14,106

VOTE 30 Environmental Assessment Office

Description	Total 2006/07 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	5,806	3,383	30	814	—	4,227	—	395	859	668	43	248	—	12	—

Total	5,806	3,383	30	814	—	4,227	—	395	859	668	43	248	—	12	—

Special Account

Description	Total 2006/07 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Sustainable Environment Fund	35,705	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	35,705	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2007/08 Operating Expenses
2,950	—	7,834	502	54,222	1,072	—	463	1,535	—	—	312	312	—	(11,276)	(11,276)	(3)	(6,421)	(6,424)	78,857
1,411	—	539	206	18,347	771	—	—	771	—	—	52	52	—	(7,113)	(7,113)	(1)	(4,869)	(4,870)	27,642
129	—	265	51	11,333	276	—	—	276	—	—	190	190	—	(1,625)	(1,625)	(1)	(1,292)	(1,293)	14,294
1,410	—	7,030	245	24,542	25	—	463	488	—	—	70	70	—	(2,538)	(2,538)	(1)	(260)	(261)	36,921
202	—	173	107	6,796	100	—	—	100	—	—	24,025	24,025	—	(914)	(914)	(1)	(1,605)	(1,606)	39,228
202	—	173	107	6,796	100	—	—	100	—	—	25	25	—	(914)	(914)	(1)	(1,605)	(1,606)	15,228
—	—	—	—	—	—	—	—	—	—	—	24,000	24,000	—	—	—	—	—	—	24,000
—	—	2	18	751	342	—	—	342	—	—	—	—	—	(1)	(1)	(1)	(24)	(25)	2,258
453	—	1,324	307	14,775	2,745	—	3,736	6,481	—	—	235	235	(29,305)	(1)	(29,306)	(1)	(943)	(944)	13,925
961	—	851	128	7,081	20	—	—	20	—	—	39	39	—	(1)	(1)	(1)	(150)	(151)	18,482
35	—	1,933	407	19,052	150	—	—	150	—	—	503	503	—	(13,888)	(13,888)	(40)	(162)	(202)	33,807
—	—	1	—	71	—	—	—	—	—	—	18	18	—	—	—	—	—	—	499
35	—	1,932	407	18,981	150	—	—	150	—	—	485	485	—	(13,888)	(13,888)	(40)	(162)	(202)	33,308

4,601	—	12,117	1,469	102,677	4,429	—	4,199	8,628	—	—	25,114	25,114	(29,305)	(26,081)	(55,386)	(47)	(9,305)	(9,352)	186,557

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2007/08 Operating Expenses
—	—	55	26	2,306	580	—	50	630	—	—	400	400	—	(442)	(442)	(1)	(163)	(164)	6,957

—	—	55	26	2,306	580	—	50	630	—	—	400	400	—	(442)	(442)	(1)	(163)	(164)	6,957

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2007/08 Operating Expenses
—	—	—	—	—	—	—	—	—	29,305	—	—	29,305	—	—	—	—	—	—	29,305

—	—	—	—	—	—	—	—	—	29,305	—	—	29,305	—	—	—	—	—	—	29,305

MINISTRY OF FINANCE

($000)

VOTE 31 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Agencies Secretariat	1,576	891	—	212	—	1,103	—	25	236	153	15	71	—	—	—
Treasury Board Staff	5,846	4,278	24	1,019	—	5,321	—	48	559	160	80	174	—	137	—
Office of the Comptroller General	7,121	7,928	94	1,953	—	9,975	6	120	917	947	335	421	—	23	—
Office of the Comptroller General	7,120	4,296	39	1,023	—	5,358	6	29	861	191	271	251	—	18	—
Internal Audit and Advisory Services	1	3,632	55	930	—	4,617	—	91	56	756	64	170	—	5	—
Treasury	1	4,888	39	1,165	—	6,092	—	57	1,455	70	3,197	910	—	—	—
BC Registry Services	1	2,738	32	653	—	3,423	—	45	1,872	357	400	644	—	22	46
BC Registries Services	1	2,738	32	653	—	3,423	—	45	1,872	357	400	644	—	22	46
Strategic and Corporate Policy	2,919	8,794	42	2,095	—	10,931	194	370	2,184	750	225	609	25	23	—
Strategic and Corporate Policy	2,918	1,995	11	475	—	2,481	—	140	327	92	12	45	—	2	—
Financial Institutions Commission	1	6,799	31	1,620	—	8,450	194	230	1,857	658	213	564	25	21	—
Public Sector Employers’ Council Secretariat	15,462	1,163	8	277	—	1,448	—	65	261	502	20	55	—	—	—
Public Sector Employees Council Secretariat	1,976	1,163	8	277	—	1,448	—	65	261	502	20	55	—	—	—
Employer Association	13,486	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	18,569	10,059	66	2,422	39	12,586	—	1,437	5,285	463	2,206	897	10	—	10
Minister’s Office	465	237	3	66	39	345	—	54	5	—	15	17	—	—	—
Corporate Services	18,104	9,822	63	2,356	—	12,241	—	1,383	5,280	463	2,191	880	10	—	10

Total	51,495	40,739	305	9,796	39	50,879	200	2,167	12,769	3,402	6,478	3,781	35	205	56

VOTE 32 Public Affairs Bureau

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Affairs Bureau	36,222	13,892	99	3,371	—	17,362	—	393	2,630	511	555	1,270	13,588	12	53

Total	36,222	13,892	99	3,371	—	17,362	—	393	2,630	511	555	1,270	13,588	12	53

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	1	—	501	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,604
—	—	26	—	1,184	—	—	—	—	—	—	—	—	—	(125)	(125)	—	(4)	(4)	6,376
—	—	142	—	2,911	—	—	—	—	—	—	1,420	1,420	—	(6,001)	(6,001)	(150)	—	(150)	8,155
—	—	113	—	1,740	—	—	—	—	—	—	920	920	—	(364)	(364)	—	—	—	7,654
—	—	29	—	1,171	—	—	—	—	—	—	500	500	—	(5,637)	(5,637)	(150)	—	(150)	501
—	—	887	—	6,576	—	—	—	—	—	—	13,643	13,643	—	(9,889)	(9,889)	(781)	(15,640)	(16,421)	1
—	—	1,675	—	5,061	—	—	—	—	—	—	244	244	—	(331)	(331)	—	(8,396)	(8,396)	1
—	—	1,675	—	5,061	—	—	—	—	—	—	244	244	—	(331)	(331)	—	(8,396)	(8,396)	1
23	—	465	—	4,868	—	—	—	—	—	—	5	5	—	(521)	(521)	—	(12,303)	(12,303)	2,980
—	—	9	—	627	—	—	—	—	—	—	—	—	—	(129)	(129)	—	—	—	2,979
23	—	456	—	4,241	—	—	—	—	—	—	5	5	—	(392)	(392)	—	(12,303)	(12,303)	1
—	—	7	—	910	764	13,110	—	13,874	—	—	10	10	—	—	—	—	(363)	(363)	15,879
—	—	7	—	910	—	—	—	—	—	—	10	10	—	—	—	—	(363)	(363)	2,005
—	—	—	—	—	764	13,110	—	13,874	—	—	—	—	—	—	—	—	—	—	13,874
22	—	54	—	10,384	2,056	—	—	2,056	—	—	1,140	1,140	—	(5,913)	(5,913)	(189)	(505)	(694)	19,559
10	—	2	—	103	—	—	—	—	—	—	24	24	—	—	—	—	—	—	472
12	—	52	—	10,281	2,056	—	—	2,056	—	—	1,116	1,116	—	(5,913)	(5,913)	(189)	(505)	(694)	19,087

45	—	3,257	—	32,395	2,820	13,110	—	15,930	—	—	16,462	16,462	—	(22,780)	(22,780)	(1,120)	(37,211)	(38,331)	54,555

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	214	—	19,226	5	—	—	5	—	—	321	321	—	(178)	(178)	(42)	(61)	(103)	36,633

—	—	214	—	19,226	5	—	—	5	—	—	321	321	—	(178)	(178)	(42)	(61)	(103)	36,633

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Protection Against Fire and Pests	67,202	35,388	647	8,434	—	44,469	—	1,044	7,271	11,115	256	922	161	8	1,897
Protection against Fire and Pests	67,202	35,388	647	8,434	—	44,469	—	1,044	7,271	11,115	256	922	161	8	1,897
Forest Stewardship	73,615	26,080	834	6,488	—	33,402	1	1,080	5,822	24,051	310	1,071	8	50	992
Compliance and Enforcement	27,892	16,272	611	4,115	—	20,998	—	452	4,190	621	258	214	1	2	63
Forest Investment	121,528	7,932	—	1,920	—	9,852	—	15	429	112,954	4	—	15	—	—
Range Stewardship and Grazing	6,845	3,663	—	873	—	4,536	—	43	650	1,300	43	129	—	—	43
Pricing and Selling Timber	142,607	39,854	1,280	10,056	—	51,190	1	1,534	10,620	13,267	483	1,533	8	35	3,853
Pricing and Selling Timber	93,686	39,854	1,280	10,056	—	51,190	1	1,534	10,620	13,267	483	1,533	8	35	3,853
First Nations’ Participation	48,921	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	53,107	26,423	852	6,308	39	33,622	—	546	9,588	18,614	521	676	60	18	456
Minister’s Office	673	312	2	85	39	438	—	147	35	14	31	17	—	—	—
Corporate Governance	52,434	26,111	850	6,223	—	33,184	—	399	9,553	18,600	490	659	60	18	456

Total	492,796	155,612	4,224	38,194	39	198,069	2	4,714	38,570	181,922	1,875	4,545	253	113	7,304

VOTE 34 Direct Fire

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Protection Against Fire and Pests	55,759	18,038	3,579	4,299	—	25,916	—	1,645	—	8,450	145	676	30	199	8,679
Direct Fire	55,759	18,038	3,579	4,299	—	25,916	—	1,645	—	8,450	145	676	30	199	8,679

Total	55,759	18,038	3,579	4,299	—	25,916	—	1,645	—	8,450	145	676	30	199	8,679

VOTE 35 Housing and Construction Standards

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing	222,594	1,985	1	473	—	2,459	102	63	847	438	4	357	10	—	—
Building Policy	948	716	1	171	—	888	38	36	—	50	1	16	—	—	—
Safety Policy	814	722	—	172	—	894	—	27	—	32	2	23	—	—	—
Residential Tenancy	5,875	3,291	24	784	—	4,099	—	60	—	1,460	726	320	—	—	—

Total	230,231	6,714	26	1,600	—	8,340	140	186	847	1,980	733	716	10	—	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
9,334	—	2,664	802	35,474	7	—	3,300	3,307	—	—	—	—	(1,900)	—	(1,900)	(51)	(12,801)	(12,852)	68,498
9,334	—	2,664	802	35,474	7	—	3,300	3,307	—	—	—	—	(1,900)	—	(1,900)	(51)	(12,801)	(12,852)	68,498
2,811	—	1,609	342	38,147	1,408	—	1,899	3,307	—	—	—	—	(1,535)	(1,375)	(2,910)	(55)	(1,593)	(1,648)	70,298
389	—	967	324	7,481	—	—	—	—	—	—	—	—	—	—	—	—	(1)	(1)	28,478
—	—	—	—	113,417	1,557	—	1,775	3,332	—	—	—	—	—	(40)	(40)	—	(4,863)	(4,863)	121,698
52	—	—	35	2,295	—	—	—	—	—	—	—	—	—	—	—	—	(1)	(1)	6,830
3,187	7,206	2,464	777	44,968	263	53,516	413	54,192	—	—	—	—	(193)	(4,075)	(4,268)	(100)	(5,500)	(5,600)	140,482
3,187	7,206	2,464	777	44,968	263	4,595	413	5,271	—	—	—	—	(193)	(4,075)	(4,268)	(100)	(5,500)	(5,600)	91,561
—	—	—	—	—	—	48,921	—	48,921	—	—	—	—	—	—	—	—	—	—	48,921
746	—	3,258	828	35,311	364	—	—	364	—	—	—	—	(14,992)	(372)	(15,364)	—	(341)	(341)	53,592
11	—	—	—	255	—	—	—	—	—	—	—	—	—	—	—	—	—	—	693
735	—	3,258	828	35,056	364	—	—	364	—	—	—	—	(14,992)	(372)	(15,364)	—	(341)	(341)	52,899

16,519	7,206	10,962	3,108	277,093	3,599	53,516	7,387	64,502	—	—	—	—	(18,620)	(5,862)	(24,482)	(206)	(25,100)	(25,306)	489,876

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
11,264	—	—	—	31,088	—	—	—	—	—	—	—	—	—	—	—	—	(1,000)	(1,000)	56,004
11,264	—	—	—	31,088	—	—	—	—	—	—	—	—	—	—	—	—	(1,000)	(1,000)	56,004

11,264	—	—	—	31,088	—	—	—	—	—	—	—	—	—	—	—	—	(1,000)	(1,000)	56,004

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	50	813	2,684	—	4,680	319,585	324,265	—	—	—	—	—	—	—	(265)	—	(265)	329,143
—	—	—	—	141	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,029
—	—	—	—	84	30	—	—	30	—	—	—	—	—	—	—	—	—	—	1,008
—	—	—	—	2,566	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,665

—	—	50	813	5,475	30	4,680	319,585	324,295	—	—	—	—	—	—	—	(265)	—	(265)	337,845

MINISTRY OF FORESTS AND RANGE

($000)

Special Account

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales	169,100	41,784	500	9,957	—	52,241	—	1,488	2,998	84,008	554	1,969	50	600	6,992
Forest Stand Management Fund	—	—	—	—	—	—	—	—	—	5,083	—	—	—	—	—
Housing Endowment Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
South Moresby Forest Replacement	26,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	195,100	41,784	500	9,957	—	52,241	—	1,488	2,998	89,091	554	1,969	50	600	6,992

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
7,465	4,458	1,494	1,253	113,329	10	—	1	11	18,620	—	—	18,620	—	—	—	—	(1)	(1)	184,200
—	—	—	—	5,083	—	—	—	—	—	—	—	—	—	—	—	—	(5,083)	(5,083)	—
—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	—	—	—	—	10,000
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

7,465	4,458	1,494	1,253	118,412	10	—	10,001	10,011	18,620	—	—	18,620	—	—	—	—	(5,084)	(5,084)	194,200

MINISTRY OF HEALTH
($000)

VOTE 36 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services Delivered by Partners	11,781,313	—	—	—	—	—	—	—	5,200	31,957	—	77	2,000	—	—
Regional Health Sector Funding	7,562,953	—	—	—	—	—	—	—	5,200	1,422	—	77	2,000	—	—
Medical Services Plan	2,903,342	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	951,270	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	162,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	173,100	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	28,448	—	—	—	—	—	—	—	—	30,535	—	—	—	—	—
Services Delivered by Ministry	274,796	148,920	6,533	42,795	—	198,248	—	2,108	11,594	6,578	6,963	2,696	—	5	6,806
Emergency Health Services	267,244	144,303	6,483	41,704	—	192,490	—	2,040	10,890	6,544	6,351	2,045	—	—	6,767
Vital Statistics	7,552	4,617	50	1,091	—	5,758	—	68	704	34	612	651	—	5	39
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	125,923	53,079	77	13,571	39	66,766	585	1,850	30,099	15,239	15,158	3,814	—	26	66
Minister’s Office	619	477	—	122	39	638	—	58	—	—	10	14	—	—	—
Stewardship and Corporate Management	125,304	52,602	77	13,449	—	66,128	585	1,792	30,099	15,239	15,148	3,800	—	26	66

Total	12,034,782	201,999	6,610	56,366	39	265,014	585	3,958	46,893	53,774	22,121	6,587	2,000	31	6,872

Special Account

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	200,000	—	239,234	43	7,856,871	4,397,832	12,254,746	—	174,000	—	174,000	—	—	—	—	(139,433)	(139,433)	12,528,547
—	—	—	—	8,699	43	7,856,871	220,816	8,077,730	—	—	—	—	—	—	—	—	(39,308)	(39,308)	8,047,121
—	—	—	—	—	—	—	3,154,216	3,154,216	—	—	—	—	—	—	—	—	(97,000)	(97,000)	3,057,216
—	—	—	—	—	—	—	1,022,800	1,022,800	—	—	—	—	—	—	—	—	(1,500)	(1,500)	1,021,300
—	—	—	—	—	—	—	—	—	—	174,000	—	174,000	—	—	—	—	—	—	174,000
—	—	200,000	—	200,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—	200,000
—	—	—	—	30,535	—	—	—	—	—	—	—	—	—	—	—	—	(1,625)	(1,625)	28,910
43,457	—	9,575	3,006	92,788	18	—	1,566	1,584	—	—	75	75	—	(278)	(278)	—	(1,122)	(1,122)	291,295
43,447	—	9,025	2,993	90,102	—	—	1,548	1,548	—	—	58	58	—	—	—	—	(715)	(715)	283,483
10	—	550	13	2,686	18	—	18	36	—	—	17	17	—	(278)	(278)	—	(407)	(407)	7,812
—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
204	—	4,065	—	71,106	1,069	3,087	5,576	9,732	—	—	128	128	—	—	—	—	(654)	(654)	147,078
9	—	—	—	91	—	—	—	—	—	—	3	3	—	—	—	—	—	—	732
195	—	4,065	—	71,015	1,069	3,087	5,576	9,732	—	—	125	125	—	—	—	—	(654)	(654)	146,346

43,661	—	213,640	3,006	403,128	1,130	7,859,958	4,404,974	12,266,062	—	174,000	203	174,203	(147,250)	(278)	(147,528)	—	(141,209)	(141,209)	12,819,670

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF LABOUR AND CITIZENS’ SERVICES
($000)

VOTE 37 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	16,879	25,588	67	6,119	—	31,774	1,004	763	5,490	760	2,879	1,098	—	31	80
Employment Standards	10,816	6,495	50	1,548	—	8,093	—	233	1,913	28	256	191	—	—	—
Industrial Relations	6,062	3,940	17	960	—	4,917	204	88	977	16	72	94	—	5	—
WorkSafeBC	1	15,153	—	3,611	—	18,764	800	442	2,600	716	2,551	813	—	26	80
Service to Citizens and Businesses	30,895	17,774	114	4,383	—	22,271	—	322	12,415	2,906	1,304	822	10	—	110
Service BC Operations	24,246	12,877	88	3,216	—	16,181	—	259	7,373	1,329	357	581	10	—	35
Service Planning and Development	460	358	—	85	—	443	—	5	13	5	—	4	—	—	—
Service BC Online Channel	4,180	1,396	11	333	—	1,740	—	13	4,678	37	900	42	—	—	—
BC Stats	1,126	2,361	15	563	—	2,939	—	19	250	1,194	32	133	—	—	75
Service BC Service Delivery Initiative	883	782	—	186	—	968	—	26	101	341	15	62	—	—	—
Services to the Public Sector	3	74,823	1,508	17,829	—	94,160	—	1,617	19,384	17,476	126,502	4,933	1	18	24,870
Accommodation and Real Estate Services	1	18,220	433	4,342	—	22,995	—	947	3,119	1,683	2,024	1,264	1	15	22,370
Shared Services BC Workplace Technology Services	1	30,450	599	7,256	—	38,305	—	364	6,352	15,092	117,297	1,417	—	—	—
Shared Services BC Common Business Services	1	25,853	471	6,160	—	32,484	—	266	9,878	679	7,176	2,239	—	3	2,500
Alternative Service Delivery Secretariat	—	300	5	71	—	376	—	40	35	22	5	13	—	—	—
Governance	25,861	9,314	54	2,420	—	11,788	—	392	2,777	18,299	6,120	645	101	—	45
Office of the Chief Information Officer	25,861	9,314	54	2,420	—	11,788	—	392	2,777	18,299	6,120	645	101	—	45
Executive and Support Services	13,555	3,266	12	802	39	4,119	100	314	6,335	991	236	552	65	20	—
Minister’s Office	520	295	1	80	39	415	—	51	12	—	16	11	—	—	—
Corporate Services	13,035	2,971	11	722	—	3,704	100	263	6,323	991	220	541	65	20	—

Total	87,193	130,765	1,755	31,553	39	164,112	1,104	3,408	46,401	40,432	137,041	8,050	177	69	25,105

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
56	—	1,081	—	13,242	—	—	—	—	—	—	644	644	—	(961)	(961)	—	(27,529)	(27,529)	17,170
56	—	146	—	2,823	—	—	—	—	—	—	200	200	—	—	—	—	(100)	(100)	11,016
—	—	46	—	1,502	—	—	—	—	—	—	9	9	—	—	—	—	(275)	(275)	6,153
—	—	889	—	8,917	—	—	—	—	—	—	435	435	—	(961)	(961)	—	(27,154)	(27,154)	1
—	—	245	—	18,134	—	—	—	—	—	—	180	180	—	(4,024)	(4,024)	(957)	(3,800)	(4,757)	31,804
—	—	228	—	10,172	—	—	—	—	—	—	178	178	—	(836)	(836)	(150)	(658)	(808)	24,887
—	—	—	—	27	—	—	—	—	—	—	—	—	—	—	—	—	—	—	470
—	—	—	—	5,670	—	—	—	—	—	—	—	—	—	(35)	(35)	—	(3,015)	(3,015)	4,360
—	—	17	—	1,720	—	—	—	—	—	—	2	2	—	(2,548)	(2,548)	(807)	(125)	(932)	1,181
—	—	—	—	545	—	—	—	—	—	—	—	—	—	(605)	(605)	—	(2)	(2)	906
1,934	—	87,636	243,714	528,085	—	—	—	—	—	—	86,188	86,188	—	(537,960)	(537,960)	(89,781)	(80,688)	(170,469)	4
1	—	29,560	243,019	304,003	—	—	—	—	—	—	17,836	17,836	—	(255,935)	(255,935)	(55,383)	(33,515)	(88,898)	1
15	—	50,549	—	191,086	—	—	—	—	—	—	26	26	—	(184,861)	(184,861)	(23,583)	(20,972)	(44,555)	1
1,918	—	7,517	695	32,871	—	—	—	—	—	—	68,326	68,326	—	(96,664)	(96,664)	(10,815)	(26,201)	(37,016)	1
—	—	10	—	125	—	—	—	—	—	—	—	—	—	(500)	(500)	—	—	—	1
—	—	1,183	11	29,573	5,400	—	492	5,892	—	—	—	—	—	(4,417)	(4,417)	(1,433)	(8,322)	(9,755)	33,081
—	—	1,183	11	29,573	5,400	—	492	5,892	—	—	—	—	—	(4,417)	(4,417)	(1,433)	(8,322)	(9,755)	33,081
3	—	239	—	8,855	—	—	—	—	—	—	3,908	3,908	—	(1,000)	(1,000)	—	(434)	(434)	15,448
—	—	2	—	92	—	—	—	—	—	—	22	22	—	—	—	—	—	—	529
3	—	237	—	8,763	—	—	—	—	—	—	3,886	3,886	—	(1,000)	(1,000)	—	(434)	(434)	14,919

1,993	—	90,384	243,725	597,889	5,400	—	492	5,892	—	—	90,920	90,920	—	(548,362)	(548,362)	(92,171)	(120,773)	(212,944)	97,507

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
($000)

VOTE 38 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Corrections	187,690	99,338	3,126	23,892	—	126,356	—	1,116	32,298	3,445	1,008	2,096	—	—	5,632
Policing and Community Safety	295,166	8,977	104	2,138	—	11,219	—	442	1,691	2,502	217	576	10	—	90
Policing and Community Safety	272,592	5,209	15	1,240	—	6,464	—	368	1,076	1,990	147	416	10	—	90
Victims Services and Community Programs	22,574	3,768	89	898	—	4,755	—	74	615	512	70	160	—	—	—
Emergency Management BC	22,865	10,782	154	2,568	—	13,504	48	407	1,828	4,304	602	515	21	—	45
Provincial Emergency Program	6,398	3,241	147	772	—	4,160	—	118	618	283	36	152	—	—	11
Office of the Fire Commissioner	2,437	1,527	3	364	—	1,894	—	100	191	5	60	79	1	—	21
BC Coroners Service	14,030	6,014	4	1,432	—	7,450	48	189	1,019	4,016	506	284	20	—	13
Office of the Superintendent of Motor Vehicles	8,311	3,664	25	873	—	4,562	—	60	959	379	180	250	—	—	—
Gaming Policy and Enforcement	14,659	7,676	53	1,829	—	9,558	—	428	1,552	817	177	264	500	—	5
Gaming Policy and Enforcement Operations	14,658	7,676	53	1,829	—	9,558	—	428	1,552	817	177	264	500	—	5
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	1	5,103	38	1,216	—	6,357	—	207	1,801	196	36	202	—	—	1
Executive and Support Services	22,617	3,078	2	749	39	3,868	—	131	16,094	77	958	4,468	2,000	28	2
Minister’s Office	480	306	1	83	39	429	—	60	3	2	10	20	—	—	2
Corporate Services	22,137	2,772	1	666	—	3,439	—	71	16,091	75	948	4,448	2,000	28	—

Total	551,309	138,618	3,502	33,265	39	175,424	48	2,791	56,223	11,720	3,178	8,371	2,531	28	5,775

VOTE 39 Emergency Program Act

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	15,634	500	10	246	—	756	—	225	1	3,000	45	95	—	—	350

Total	15,634	500	10	246	—	756	—	225	1	3,000	45	95	—	—	350

Special Account

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Act	—	267	—	64	—	331	—	101	1,461	27	8	25	—	—
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	1,065	—	—	—	—	—	—	—	—	—	14	55	—	—	390
Victims of Crime Act	7,346	1,337	—	319	—	1,656	—	14	—	—	32	35	—	—	—

Total	8,411	1,604	—	383	—	1,987	—	115	1,461	27	54	115	—	—	390

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
995	—	3,673	—	50,263	33	—	32,198	32,231	—	—	202	202	—	(25)	(25)	—	(4,600)	(4,600)	204,427
99	—	1,026	—	6,653	853	8,968	291,960	301,781	—	—	62	62	(3,599)	—	(3,599)	—	(20,235)	(20,235)	295,881
94	—	687	—	4,878	375	—	281,240	281,615	—	—	62	62	—	—	—	—	(20,185)	(20,185)	272,834
5	—	339	—	1,775	478	8,968	10,720	20,166	—	—	—	—	(3,599)	—	(3,599)	—	(50)	(50)	23,047
103	—	644	—	8,517	—	1,461	1,132	2,593	—	—	6	6	—	(10)	(10)	—	(1,500)	(1,500)	23,110
28	—	145	—	1,391	—	1,461	1,132	2,593	—	—	6	6	—	—	—	—	(1,500)	(1,500)	6,650
30	—	72	—	559	—	—	—	—	—	—	—	—	—	(10)	(10)	—	—	—	2,443
45	—	427	—	6,567	—	—	—	—	—	—	—	—	—	—	—	—	—	—	14,017
—	—	186	16	2,030	—	—	1,839	1,839	—	—	3,265	3,265	—	—	—	—	(3,466)	(3,466)	8,230
4	—	131	—	3,878	152,596	—	95,840	248,436	—	—	350	350	—	(250)	(250)	—	(243,208)	(243,208)	18,764
4	—	131	—	3,878	—	—	5,370	5,370	—	—	350	350	—	(250)	(250)	—	(143)	(143)	18,763
—	—	—	—	—	152,596	—	90,470	243,066	—	—	—	—	—	—	—	—	(243,065)	(243,065)	1
114	—	286	—	2,843	—	—	—	—	—	—	150	150	—	—	—	—	(9,349)	(9,349)	1
145	—	51	—	23,954	—	—	—	—	1,100	—	254	1,354	—	(200)	(200)	—	(35)	(35)	28,941
—	—	—	—	97	—	—	—	—	—	—	49	49	—	—	—	—	—	—	575
145	—	51	—	23,857	—	—	—	—	1,100	—	205	1,305	—	(200)	(200)	—	(35)	(35)	28,366

1,460	—	5,997	16	98,138	153,482	10,429	422,969	586,880	1,100	—	4,289	5,389	(3,599)	(485)	(4,084)	—	(282,393)	(282,393)	579,354

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
4,037	—	9	—	7,762	—	7,112	—	7,112	—	—	—	—	—	—	—	—	—	—	15,630

4,037	—	9	—	7,762	—	7,112	—	7,112	—	—	—	—	—	—	—	—	—	—	15,630

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	25	—	1,647	—	—	—	—	—	—	22	22	—	—	—	—	(900)	(900)	1,100
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
100	—	60	—	619	—	—	376	376	—	—	70	70	—	—	—	—	—	—	1,065
—	—	—	—	81	2,000	—	—	2,000	3,599	—	—	3,599	—	—	—	—	—	—	7,336

100	—	85	—	2,347	2,000	—	376	2,376	3,599	—	92	3,691	—	—	—	—	(900)	(900)	9,501

MINISTRY OF SMALL BUSINESS AND REVENUE
($000)

VOTE 40 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Small Business and Regulatory Reform	3,655	1,483	—	372	—	1,855	—	100	—	72	12	550	—	—	—

Revenue Programs	20,123	32,987	213	8,257	—	41,457	—	1,635	—	392	29	265	—	10	—
Revenue Solutions	8,852	8,955	41	2,253	—	11,249	—	90	—	60,747	4	528	—	—	—
Property Assessment Services	1	1,068	1	248	—	1,317	1,036	33	134	54	160	143	—	10	—
Executive and Support Services	25,639	11,326	71	2,306	39	13,742	—	380	15,964	30	3,284	8,452	1	117	15
Minister’s Office	438	264	—	65	39	368	—	30	—	—	23	15	—	—	2
Corporate Services	25,201	11,062	71	2,241	—	13,374	—	350	15,964	30	3,261	8,437	1	117	13

Total	58,270	55,819	326	13,436	39	69,620	1,036	2,238	16,098	61,295	3,489	9,938	1	137	15

Special Account

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Provincial Home Acquisition Wind Up	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	207	—	941	—	—	899	899	—	—	—	—	—	—	—	—	—	—	3,695
231	—	86	—	2,648	500	—	—	500	—	—	3,016	3,016	—	—	—	—	(26,609)	(26,609)	21,012
—	—	—	—	61,369	—	—	—	—	—	—	—	—	—	(28,490)	(28,490)	—	(34,951)	(34,951)	9,177
—	—	10	—	1,580	—	—	—	—	—	—	—	—	—	—	—	(2,236)	(660)	(2,896)	1
62	—	9,521	—	37,826	—	—	—	—	—	—	486	486	—	(495)	(495)	—	(25,505)	(25,505)	26,054
—	—	—	—	70	—	—	—	—	—	—	—	—	—	—	—	—	—	—	438
62	—	9,521	—	37,756	—	—	—	—	—	—	486	486	—	(495)	(495)	—	(25,505)	(25,505)	25,616

293	—	9,824	—	104,364	500	—	899	1,399	—	—	3,502	3,502	—	(28,985)	(28,985)	(2,236)	(87,725)	(89,961)	59,939

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	25	25	—	—	—	—	—	—	25

—	—	—	—	—	—	—	—	—	—	—	25	25	—	—	—	—	—	—	25

MINISTRY OF TOURISM, SPORT AND THE ARTS
($000)

VOTE 41 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Sport, Recreation, Volunteers and ActNow BC	18,231	947	—	226	—	1,173	—	86	154	240	16	133	—	—	3
Sport, Recreation and Volunteers	12,811	775	—	185	—	960	—	43	139	121	6	110	—	—	3
ActNow BC	5,420	172	—	41	—	213	—	43	15	119	10	23	—	—	—
Tourism	17,439	5,907	45	1,407	—	7,359	—	555	1,664	2,750	213	351	1,005	4	494
Tourism and Resort Operations	10,076	3,572	36	851	—	4,459	—	388	1,350	2,237	38	207	5	3	479
Tourism Development	2,225	579	—	138	—	717	—	66	48	119	10	43	1,000	—	—
Heritage	3,778	946	3	225	—	1,174	—	88	78	326	110	60	—	1	15
Archaeology	1,360	810	6	193	—	1,009	—	13	188	68	55	41	—	—	—
Arts and Culture	18,425	892	15	212	—	1,119	76	55	202	393	26	100	—	—	—
BC2008	2,425	322	—	77	—	399	50	27	8	138	1	9	—	—	—
BC Film Commission	1,549	547	12	130	—	689	—	33	151	196	13	118	12	—	3
Strategic Initiatives and Policy	914	559	—	135	—	694	—	25	34	111	—	31	—	—	—
Transfers to Crown Corporations and Agencies	144,260	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion Project	100,452	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tourism BC	26,493	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	12,273	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	5,042	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	3,642	1,717	7	408	64	2,196	—	214	770	189	77	202	—	—	—
Ministers’ Offices	700	469	3	111	64	647	—	127	—	—	12	37	—	—	—
Management Services	2,942	1,248	4	297	—	1,549	—	87	770	189	65	165	—	—	—

Total	206,885	10,891	79	2,595	64	13,629	126	995	2,983	4,017	346	944	1,017	4	500

Special Account

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Olympic Arts Fund	700	16	—	4	—	20	—	—	—	15	—	5	—	—	—
Physical Fitness and Amateur Sports Fund	2,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	3,000	16	—	4	—	20	—	—	—	15	—	5	—	—	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	7	—	639	1,559	—	16,612	18,171	—	—	—	—	—	—	—	—	(434)	(434)	19,549
—	—	7	—	429	1,559	—	11,612	13,171	—	—	—	—	—	—	—	—	(434)	(434)	14,126
—	—	—	—	210	—	—	5,000	5,000	—	—	—	—	—	—	—	—	—	—	5,423
537	—	278	—	7,851	850	—	1,911	2,761	—	—	—	—	—	(90)	(90)	—	(665)	(665)	17,216
507	—	272	—	5,486	25	—	—	25	—	—	—	—	—	(90)	(90)	—	(71)	(71)	9,809
—	—	—	—	1,286	175	—	60	235	—	—	—	—	—	—	—	—	(1)	(1)	2,237
30	—	4	—	712	650	—	1,851	2,501	—	—	—	—	—	—	—	—	(593)	(593)	3,794
—	—	2	—	367	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,376
—	—	7	—	859	14,285	—	2,280	16,565	—	—	—	—	—	—	—	—	—	—	18,543
—	—	—	—	233	2,024	—	250	2,274	—	—	—	—	—	—	—	—	—	—	2,906
10	—	50	—	586	18	—	275	293	—	—	—	—	—	—	—	—	(8)	(8)	1,560
—	—	—	30	231	—	—	—	—	—	—	—	—	—	—	—	—	—	—	925
—	—	—	—	—	32,078	—	26,542	58,620	—	—	3,200	3,200	—	—	—	—	—	—	61,820
—	—	—	—	—	—	—	24,700	24,700	—	—	—	—	—	—	—	—	—	—	24,700
—	—	—	—	—	19,605	—	—	19,605	—	—	—	—	—	—	—	—	—	—	19,605
—	—	—	—	—	12,473	—	—	12,473	—	—	—	—	—	—	—	—	—	—	12,473
—	—	—	—	—	—	—	1,842	1,842	—	—	3,200	3,200	—	—	—	—	—	—	5,042
—	—	40	57	1,549	—	—	—	—	—	—	34	34	—	—	—	—	—	—	3,779
—	—	—	—	176	—	—	—	—	—	—	34	34	—	—	—	—	—	—	857
—	—	40	57	1,373	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,922

547	—	382	87	11,948	50,814	—	47,870	98,684	—	—	3,234	3,234	—	(90)	(90)	—	(1,107)	(1,107)	126,298

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	20	810	—	—	810	—	—	—	—	—	—	—	—	—	—	850
—	—	—	—	—	—	—	2,400	2,400	—	—	—	—	—	—	—	—	—	—	2,400

—	—	—	—	20	810	—	2,400	3,210	—	—	—	—	—	—	—	—	—	—	3,250

MINISTRY OF TRANSPORTATION
($000)

VOTE 42 Ministry Operations

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation Improvements	19,721	23,518	122	1,917	—	25,557	—	1,638	3,966	79,405	597	971	—	116	14,702
Transportation Policy and Legislation	1,237	935	—	175	—	1,110	—	13	23	286	—	8	—	—	—
Planning, Engineering and Construction	13,554	20,745	122	1,447	—	22,314	—	1,462	3,294	74,727	572	784	—	105	13,750
Partnerships	1	1,703	—	278	—	1,981	—	159	558	4,219	25	169	—	11	952
Port and Airport Development	4,929	135	—	17	—	152	—	4	91	173	—	10	—	—	—
Public Transportation	364,657	—	—	—	—	—	—	—	—	—	—	—	—	—	144,542
British Columbia Transit	135,445	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Rapid Transit Project 2000 Ltd	99,080	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Ferry Services Inc	130,132	—	—	—	—	—	—	—	—	—	—	—	—	—	144,542
Highway Operations	451,907	60,836	555	9,896	—	71,287	—	4,526	17,469	22,383	3,806	2,784	—	65	415,590
Maintenance, Asset Preservation and Traffic Operations	417,265	45,258	273	6,382	—	51,913	—	3,763	14,018	22,220	2,445	2,012	—	65	399,528
Commercial Vehicle Safety and Enforcement	24,082	14,220	198	3,226	—	17,644	—	727	3,242	48	1,073	693	—	—	150
Inland Ferries	8,531	420	2	93	—	515	—	30	33	77	4	5	—	—	15,882
Coquihalla Toll Administration	2,029	938	82	195	—	1,215	—	6	176	38	284	74	—	—	30
Commercial Passenger Transportation Regulation	2,489	1,222	11	266	—	1,499	122	233	340	39	100	186	—	1	10
Passenger Transportation Board	633	244	—	56	—	300	122	15	150	5	—	95	—	1	—
Passenger Transportation Branch	1,856	978	11	210	—	1,199	—	218	190	34	100	91	—	—	10
Executive and Support Services	13,156	5,565	41	1,156	39	6,801	—	194	4,316	506	536	471	—	29	177
Minister’s Office	425	230	—	49	39	318	—	70	6	—	9	11	—	—	—
Corporate Services	12,731	5,335	41	1,107	—	6,483	—	124	4,310	506	527	460	—	29	177

Total	851,930	91,141	729	13,235	39	105,144	122	6,591	26,091	102,333	5,039	4,412	—	211	575,021

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
15,355	552,896	828	250	670,724	13,532	4,520	1,000	19,052	—	—	415	415	—	—	—	(694,172)	(2,051)	(696,223)	19,525
—	—	—	—	330	2,000	—	—	2,000	—	—	—	—	—	—	—	(2,000)	—	(2,000)	1,440
15,300	549,636	770	250	660,650	53	—	1,000	1,053	—	—	100	100	—	—	—	(668,932)	(2,051)	(670,983)	13,134
55	3,260	58	—	9,466	—	—	—	—	—	—	315	315	—	—	—	(11,761)	—	(11,761)	1
—	—	—	—	278	11,479	4,520	—	15,999	—	—	—	—	—	—	—	(11,479)	—	(11,479)	4,950
—	—	51,205	—	195,747	—	—	52,029	52,029	—	134,595	—	134,595	—	—	—	—	—	—	382,371
—	—	23,455	—	23,455	—	—	52,029	52,029	—	62,700	—	62,700	—	—	—	—	—	—	138,184
—	—	27,750	—	27,750	—	—	—	—	—	71,895	—	71,895	—	—	—	—	—	—	99,645
—	—	—	—	144,542	—	—	—	—	—	—	—	—	—	—	—	—	—	—	144,542
17,813	211,978	4,622	29	701,065	10	—	867	877	—	—	676	676	—	—	—	(306,949)	(3,151)	(310,100)	463,805
16,840	211,978	4,264	29	677,162	10	—	867	877	—	—	386	386	—	—	—	(298,949)	(2,752)	(301,701)	428,637
973	—	290	—	7,196	—	—	—	—	—	—	120	120	—	—	—	—	(399)	(399)	24,561
—	—	—	—	16,031	—	—	—	—	—	—	—	—	—	—	—	(8,000)	—	(8,000)	8,546
—	—	68	—	676	—	—	—	—	—	—	170	170	—	—	—	—	—	—	2,061
17	—	23	—	1,071	—	—	—	—	—	—	9	9	—	—	—	—	(1)	(1)	2,578
2	—	3	—	393	—	—	—	—	—	—	—	—	—	—	—	—	(1)	(1)	692
15	—	20	—	678	—	—	—	—	—	—	9	9	—	—	—	—	—	—	1,886
—	—	551	—	6,780	1	—	—	1	—	—	241	241	—	—	—	(250)	(5)	(255)	13,568
—	—	—	—	96	—	—	—	—	—	—	18	18	—	—	—	—	—	—	432
—	—	551	—	6,684	1	—	—	1	—	—	223	223	—	—	—	(250)	(5)	(255)	13,136

33,185	764,874	57,229	279	1,575,387	13,543	4,520	53,896	71,959	—	134,595	1,341	135,936	—	—	—	(1,001,371)	(5,208)	(1,006,579)	881,847

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 43 Management of Public Funds and Debt

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Financing	617,797	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Government Operating	617,792	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sky Train Extension Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	617,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	1,546,165	17,200	1,563,365	—	(876,246)	(876,246)	(129,322)	—	(129,322)	557,797
—	—	—	—	—	—	—	—	—	—	654,219	11,600	665,819	—	(40,251)	(40,251)	(67,776)	—	(67,776)	557,792
—	—	—	—	—	—	—	—	—	—	387,130	2,100	389,230	—	(358,100)	(358,100)	(31,129)	—	(31,129)	1
—	—	—	—	—	—	—	—	—	—	179,640	1,100	180,740	—	(169,300)	(169,300)	(11,439)	—	(11,439)	1
—	—	—	—	—	—	—	—	—	—	187,880	1,000	188,880	—	(174,000)	(174,000)	(14,879)	—	(14,879)	1
—	—	—	—	—	—	—	—	—	—	66,400	400	66,800	—	(62,700)	(62,700)	(4,099)	—	(4,099)	1
—	—	—	—	—	—	—	—	—	—	70,896	1,000	71,896	—	(71,895)	(71,895)	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	717,100	717,100	—	—	—	(211,300)	(505,799)	(717,099)	1
—	—	—	—	—	—	—	—	—	—	—	500	500	—	—	—	—	(499)	(499)	1
—	—	—	—	—	—	—	—	—	—	—	22,500	22,500	—	—	—	—	(22,499)	(22,499)	1

—	—	—	—	—	—	—	—	—	—	1,546,165	757,300	2,303,465	—	(876,246)	(876,246)	(340,622)	(528,797)	(869,419)	557,800

OTHER APPROPRIATIONS

($000)

VOTE 44 Contingencies All Ministries and New Programs

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Contingencies All Ministries and New Programs	182,023	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	182,023	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Negotiating Framework	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Innovation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Priority Projects Under Development	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	182,023	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 45 BC Family Bonus

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Family Bonus	23,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	23,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 46 Electoral Boundaries Commission

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Electoral Boundaries Commission	3,264	248	—	25	—	273	175	45	240	775	480	410	1,720	—	—

Total	3,264	248	—	25	—	273	175	45	240	775	480	410	1,720	—	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	498,800	498,800	—	—	—	—	—	—	498,800
—	—	—	—	—	—	—	—	—	—	—	360,000	360,000	—	—	—	—	—	—	360,000
—	—	—	—	—	—	—	—	—	—	—	38,800	38,800	—	—	—	—	—	—	38,800
—	—	—	—	—	—	—	—	—	—	—	100,000	100,000	—	—	—	—	—	—	100,000
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	498,800	498,800	—	—	—	—	—	—	498,800

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	17,000	1	—	17,001	—	—	—	—	—	—	—	—	(1)	(1)	17,000

—	—	—	—	—	17,000	1	—	17,001	—	—	—	—	—	—	—	—	(1)	(1)	17,000

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	150	—	3,995	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,268

—	—	150	—	3,995	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,268

OTHER APPROPRIATIONS

($000)

VOTE 47 Commissions on Collection of Public Funds

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	62,499	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,485	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	472	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	991	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,073	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	54,885	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Sport and the Arts	30	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	72	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(62,498)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	74,017	74,017	—	—	—	—	—	—	74,017
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	360	360	—	—	—	—	—	—	360
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1,701	1,701	—	—	—	—	—	—	1,701
—	—	—	—	—	—	—	—	—	—	—	644	644	—	—	—	—	—	—	644
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	991	991	—	—	—	—	—	—	991
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	4,255	4,255	—	—	—	—	—	—	4,255
—	—	—	—	—	—	—	—	—	—	—	65,890	65,890	—	—	—	—	—	—	65,890
—	—	—	—	—	—	—	—	—	—	—	15	15	—	—	—	—	—	—	15
—	—	—	—	—	—	—	—	—	—	—	150	150	—	—	—	—	—	—	150
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(74,016)	—	(74,016)	(74,016)

—	—	—	—	—	—	—	—	—	—	—	74,017	74,017	—	—	—	(74,016)	—	(74,016)	1

OTHER APPROPRIATIONS

($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	157,156	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	4,100	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	9,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,168	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	105,899	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	8,847	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	28,075	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Sport and the Arts	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	6	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(157,155)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 49 Environmental Appeal Board and Forest Appeals Commission

	Total
	2006/07					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	1,978	720	5	186	—	911	495	62	216	210	30	109	—	20	5
Administration and Support Services	1,248	720	5	186	—	911	76	20	216	30	30	60	—	—	5
Environmental Appeal Board	398	—	—	—	—	—	234	25	—	80	—	29	—	10	—
Forest Appeals Commission	332	—	—	—	—	—	185	17	—	100	—	20	—	10	—

Total	1,978	720	5	186	—	911	495	62	216	210	30	109	—	20	5

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	166,447	166,447	—	—	—	—	—	—	166,447
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	4,100	4,100	—	—	—	—	—	—	4,100
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	7,125	7,125	—	—	—	—	—	—	7,125
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1,168	1,168	—	—	—	—	—	—	1,168
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	62,818	62,818	—	—	—	—	—	—	62,818
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	9,100	9,100	—	—	—	—	—	—	9,100
—	—	—	—	—	—	—	—	—	—	—	82,070	82,070	—	—	—	—	—	—	82,070
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	5	5	—	—	—	—	—	—	5
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(166,446)	—	(166,446)	(166,446)

—	—	—	—	—	—	—	—	—	—	—	166,447	166,447	—	—	—	(166,446)	—	(166,446)	1

																			Total
				Total				Total				Total			Total			Total	2007/08
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	5	—	1,152	—	—	—	—	—	—	15	15	—	(1)	(1)	—	—	—	2,077
—	—	5	—	442	—	—	—	—	—	—	15	15	—	(1)	(1)	—	—	—	1,367
—	—	—	—	378	—	—	—	—	—	—	—	—	—	—	—	—	—	—	378
—	—	—	—	332	—	—	—	—	—	—	—	—	—	—	—	—	—	—	332

—	—	5	—	1,152	—	—	—	—	—	—	15	15	—	(1)	(1)	—	—	—	2,077

OTHER APPROPRIATIONS

($000)

VOTE 50 Forest Practices Board

Description	Total 2006/07 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,682	1,797	—	428	—	2,225	144	209	38	477	107	66	50	—	2

Total	3,682	1,797	—	428	—	2,225	144	209	38	477	107	66	50	—	2

Special Account

Description	Total 2006/07 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Children’s Education Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management	—	3,165	5	754	—	3,924	—	170	885	1,710	540	256	—	—	—

Total	—	3,165	5	754	—	3,924	—	170	885	1,710	540	256	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2007/08 Operating Expenses
173	—	90	180	1,536	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,761

173	—	90	180	1,536	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,761

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2007/08 Operating Expenses
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
650	—	391	—	4,602	—	—	—	—	—	—	37,419	37,419	—	(45,520)	(45,520)	(200)	(225)	(425)	—

650	—	391	—	4,602	—	—	—	—	—	—	37,419	37,419	—	(45,520)	(45,520)	(200)	(225)	(425)	—

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

CAPITAL EXPENDITURES

LEGISLATION

($000)

VOTE 1 Legislation

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Legislation	4,500	—	—	—	—	965	33	298	26,119	—	—	27,415
Members’ Services	—	—	—	—	—	—	33	—	19	—	—	52
Caucus Support Services	—	—	—	—	—	—	—	—	—	—	—	—
Office of the Speaker	—	—	—	—	—	—	—	—	—	—	—	—
Clerk of the House	4,500	—	—	—	—	—	—	—	—	—	—	—
Clerk of Committees	—	—	—	—	—	—	—	—	—	—	—	—
Legislative Operations	—	—	—	—	—	128	—	250	26,000	—	—	26,378
Sergeant-at-Arms	—	—	—	—	—	160	—	20	100	—	—	280
Hansard	—	—	—	—	—	677	—	—	—	—	—	677
Legislative Library	—	—	—	—	—	—	—	28	—	—	—	28

Total	4,500	—	—	—	—	965	33	298	26,119	—	—	27,415

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Auditor General	200	—	—	—	—	20	—	140	—	—	—	160

Total	200	—	—	—	—	20	—	140	—	—	—	160

VOTE 3 Conflict of Interest Commissioner

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Conflict of Interest Commissioner	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 4 Elections BC

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Elections BC	830	—	—	—	—	—	—	1,128	—	—	—	1,128

Total	830	—	—	—	—	—	—	1,128	—	—	—	1,128

VOTE 5 Information and Privacy Commissioner

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Information and Privacy Commissioner	30	—	—	—	—	5	—	55	—	—	—	60

Total	30	—	—	—	—	5	—	55	—	—	—	60

VOTE 6 Merit Commissioner

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Merit Commissioner	164	—	—	—	—	5	—	20	—	—	—	25

Total	164	—	—	—	—	5	—	20	—	—	—	25

VOTE 7 Ombudsman

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Ombudsman	65	—	—	—	—	10	—	100	—	—	—	110

Total	65	—	—	—	—	10	—	100	—	—	—	110

VOTE 8 Police Complaint Commissioner

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Police Complaint Commissioner	25	—	—	—	—	2	—	23	—	—	—	25

Total	25	—	—	—	—	2	—	23	—	—	—	25

VOTE 9 Representative for Children and Youth

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Representative for Children and Youth	—	—	—	—	—	60	—	300	220	—	—	580

Total	—	—	—	—	—	60	—	300	220	—	—	580

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Intergovernmental Relations Secretariat	18	—	—	—	—	13	—	5	—	—	—	18
Deputy Ministers’ Policy Secretariat	5	—	—	—	—	5	—	—	—	—	—	5
Executive and Support Services	72	—	—	—	—	42	—	30	—	—	—	72
Premier’s Office	5	—	—	—	—	5	—	—	—	—	—	5
Executive Operations	67	—	—	—	—	37	—	30	—	—	—	67

Total	95	—	—	—	—	60	—	35	—	—	—	95

77

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION
($000)

VOTE 11 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Negotiations	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	276	—	—	—	—	8	—	24	—	—	—	32
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	276	—	—	—	—	8	—	24	—	—	—	32

Total	276	—	—	—	—	8	—	24	—	—	—	32

Special Account

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
First Citizens Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ADVANCED EDUCATION
($000)

VOTE 12 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Educational Institutions and Organizations	—	—	—	—	—	—	—	—	—	—	—	—
Student Financial Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs and Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Research and Innovation	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,471	—	—	—	—	75	—	1,935	150	—	—	2,160
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Program Management	1,471	—	—	—	—	75	—	1,935	150	—	—	2,160

Total	1,471	—	—	—	—	75	—	1,935	150	—	—	2,160

MINISTRY OF AGRICULTURE AND LANDS
($000)

VOTE 13 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Food Industry Development	888	—	—	—	650	76	523	143	—	—	—	1,392
Agriculture and Aquaculture Management	437	—	—	—	145	22	127	143	—	—	—	437
Agriculture and Aquaculture Management	435	—	—	—	145	20	127	143	—	—	—	435
BC Farm Industry Review Board	2	—	—	—	—	2	—	—	—	—	—	2
Risk Management	168	—	—	—	—	17	77	74	—	—	—	168
Crown Land Administration	420	—	—	—	—	57	81	564	—	—	—	702
Land Policy Program	12	—	—	—	—	9	81	4	—	—	—	94
Crown Land Tenure Management	408	—	—	—	—	48	—	560	—	—	—	608
Contaminated Sites Program	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	87	—	—	—	—	38	—	—	49	—	—	87
Minister’s Office	9	—	—	—	—	9	—	—	—	—	—	9
Corporate Services	78	—	—	—	—	29	—	—	49	—	—	78

Total	2,000	—	—	—	795	210	808	924	49	—	—	2,786

VOTE 14 Agricultural Land Commission

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Agricultural Land Commission	15	—	—	—	—	5	—	—	—	—	—	5

Total	15	—	—	—	—	5	—	—	—	—	—	5

VOTE 15 Integrated Land Management Bureau

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Integrated Land Management Bureau	8,762	—	—	—	—	246	81	6,148	101	—	—	6,576
Regional Client Services	765	—	—	—	—	135	81	—	—	—	—	216
Strategic Land and Resource Planning	—	—	—	—	—	—	—	—	—	—	—	—
Species at Risk Coordination	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Resource Information Management	6,319	—	—	—	—	66	—	3,083	—	—	—	3,149
Bureau Management	1,678	—	—	—	—	45	—	3,065	101	—	—	3,211

Total	8,762	—	—	—	—	246	81	6,148	101	—	—	6,576

Special Account

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Crown Land	—	—	—	—	—	—	—	—	—	—	—	—
Production Insurance	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL
($000)

VOTE 16 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Justice Transformation	—	—	—	—	—	—	—	—	—	—	—	—
Justice Reform	—	—	—	—	—	—	—	—	—	—	—	—
Community Court	—	—	—	—	—	—	—	—	—	—	—	—
Justice Services	1,090	—	—	—	—	—	330	350	—	—	—	680
Prosecution Services	1,229	—	—	—	—	20	60	150	500	—	—	730
Court Services	7,554	—	—	—	1,442	—	1,015	600	1,531	—	—	4,588
Legal Services	298	—	—	—	—	23	—	275	—	—	—	298
Multiculturalism and Immigration	1,025	—	—	—	—	5	—	1,010	—	—	—	1,015
Executive and Support Services	815	—	—	—	—	—	—	665	150	—	—	815
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	815	—	—	—	—	—	—	665	150	—	—	815
Agencies, Boards and Commissions	—	—	—	—	—	—	—	—	—	—	—	—

Total	12,011	—	—	—	1,442	48	1,405	3,050	2,181	—	—	8,126

VOTE 17 Judiciary

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Judiciary	1,363	—	—	—	—	142	245	444	—	—	—	831
Superior Courts	1,071	—	—	—	—	70	—	404	—	—	—	474
Provincial Courts	292	—	—	—	—	72	245	40	—	—	—	357

Total	1,363	—	—	—	—	142	245	444	—	—	—	831

VOTE 18 Crown Proceeding Act

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL
($000)

VOTE 19 British Columbia Utilities Commission

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
British Columbia Utilities Commission	12	—	—	—	—	2	—	10	—	—	—	12

Total	12	—	—	—	—	2	—	10	—	—	—	12

Special Account

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Public Guardian and Trustee of British Columbia	1,024	—	—	—	—	24	—	1,000	—	—	—	1,024

Total	1,024	—	—	—	—	24	—	1,000	—	—	—	1,024

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT
($000)

VOTE 20 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Child and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
ECD, Child Care and Supports to Children with Special Needs	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Services	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	26,282	—	—	—	61	725	1,977	13,062	3,692	—	—	19,517
Ministers’ Offices	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	26,282	—	—	—	61	725	1,977	13,062	3,692	—	—	19,517

Total	26,282	—	—	—	61	725	1,977	13,062	3,692	—	—	19,517

VOTE 21 Community Living Services

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Ministry Monitoring - Community Living Services	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Community Living British Columbia	—	—	—	—	—	—	—	—	—	—	—	—
Adult Community Living Services	—	—	—	—	—	—	—	—	—	—	—	—
Children’s Community Living Services	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY SERVICES
($000)

VOTE 22 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Local Government	700	—	—	—	—	—	—	725	—	—	—	725
Local Government Services and Transfers	700	—	—	—	—	—	—	725	—	—	—	725
University Endowment Lands	—	—	—	—	—	—	—	—	—	—	—	—
Women’s, Seniors’ and Community Services	700	—	—	—	—	—	—	375	—	—	—	375
Executive and Support Services	580	—	—	—	—	50	—	775	55	—	—	880
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	580	—	—	—	—	50	—	775	55	—	—	880

Total	1,980	—	—	—	—	50	—	1,875	55	—	—	1,980

VOTE 23 BC Public Service Agency

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Business Transformation	984	—	—	—	—	—	—	1,299	—	—	—	1,299
Business Transformation ADM Office	984	—	—	—	—	—	—	1,299	—	—	—	1,299
Client Services	—	—	—	—	—	—	—	—	—	—	—	—
Regional Operations	—	—	—	—	—	—	—	—	—	—	—	—
Talent Management	—	—	—	—	—	—	—	—	—	—	—	—
Employee Relations	—	—	—	—	—	—	—	—	—	—	—	—
Compensation, Benefits and Policy	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Fund	—	—	—	—	—	—	—	—	—	—	—	—
Compensation	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Pensions	—	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous and Statutory Items	—	—	—	—	—	—	—	—	—	—	—	—
Canada Pension	—	—	—	—	—	—	—	—	—	—	—	—
Death and Retiring Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Extended Health and Dental Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Group Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Disability	—	—	—	—	—	—	—	—	—	—	—	—
Employment Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Workers Compensation	—	—	—	—	—	—	—	—	—	—	—	—
Employee and Family Assistance Program	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	270	—	—	—	—	270	—	—	—	—	—	270
Deputy Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	270	—	—	—	—	270	—	—	—	—	—	270

Total	1,254	—	—	—	—	270	—	1,299	—	—	—	1,569

Special Account

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
University Endowment Lands Administration	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ECONOMIC DEVELOPMENT
($000)

VOTE 24 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Marketing and Promoting British Columbia	415	—	—	—	—	50	—	40	—	—	—	90
Enhancing Economic Development	25	—	—	—	—	—	—	50	—	—	—	50
2010 Olympic and Paralympic Winter Games Secretariat	2,229	—	—	—	—	45	—	171	—	—	—	216
Executive and Support Services	130	—	—	—	—	30	—	100	—	—	—	130
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	130	—	—	—	—	30	—	100	—	—	—	130
Columbia Basin Trust	—	—	—	—	—	—	—	—	—	—	—	—
Reserves for Doubtful Accounts	—	—	—	—	—	—	—	—	—	—	—	—

Total	2,799	—	—	—	—	125	—	361	—	—	—	486

Special Account

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Northern Development Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF EDUCATION
($000)

VOTE 25 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Education Programs	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service and Amortization	—	—	—	—	—	—	—	—	—	—	—	—
Debt Services Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	75	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	8,677	—	—	—	—	—	—	6,705	180	—	—	6,885
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
K-12 Education Programs	8,677	—	—	—	—	—	—	6,705	180	—	—	6,885

Total	8,752	—	—	—	—	—	—	6,705	180	—	—	6,885

MINISTRY OF EMPLOYMENT AND INCOME ASSISTANCE
($000)

VOTE 26 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Employment Programs	—	—	—	—	—	—	—	—	—	—	—	—
Temporary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	18,000	—	—	—	—	3,000	60	13,535	1,000	—	—	17,595
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	18,000	—	—	—	—	3,000	60	13,535	1,000	—	—	17,595

Total	18,000	—	—	—	—	3,000	60	13,535	1,000	—	—	17,595

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES
($000)

VOTE 27 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Oil and Gas	566	—	—	—	18	27	—	248	90	—	—	383
Titles and Offshore	51	—	—	—	—	—	—	54	—	—	—	54
Mining and Minerals	1,000	—	—	—	38	—	270	505	—	—	—	813
Electricity and Alternative Energy	—	—	—	—	—	—	—	7	—	—	—	7
Marketing, Aboriginal and Community Relations	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	182	—	—	—	—	53	—	125	—	—	—	178
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	182	—	—	—	—	53	—	125	—	—	—	178

Total	1,799	—	—	—	56	80	270	939	90	—	—	1,435

VOTE 28 Contracts and Funding Arrangements

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Contracts and Funding Arrangements	—	—	—	—	—	—	—	—	—	—	—	—
Resource Revenue Sharing Agreements	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Island Natural Gas Pipeline Agreement	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENVIRONMENT
($000)

VOTE 29 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Environmental Stewardship	43,123	17,919	10,980	—	431	7	336	—	—	—	—	29,673
Conservation Management	1,317	—	—	—	237	7	168	—	—	—	—	412
Fish and Wildlife Management	516	—	—	—	94	—	80	—	—	—	—	174
Parks Management	41,290	17,919	10,980	—	100	—	88	—	—	—	—	29,087
Water Stewardship	357	—	—	—	45	20	97	—	—	—	—	162
Water Stewardship	357	—	—	—	45	20	97	—	—	—	—	162
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—	—
Oceans and Marine Fisheries	5	—	—	—	—	5	—	—	—	—	—	5
Environmental Protection	921	—	—	—	245	—	38	—	—	—	—	283
Compliance	2,258	—	—	—	945	—	208	—	—	—	—	1,153
Executive and Support Services	3,369	—	—	—	35	15	306	2,354	—	—	—	2,710
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	3,369	—	—	—	35	15	306	2,354	—	—	—	2,710

Total	50,033	17,919	10,980	—	1,701	47	985	2,354	—	—	—	33,986

VOTE 30 Environmental Assessment Office

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Environmental Assessment Office	146	—	—	—	—	20	—	36	—	—	—	56

Total	146	—	—	—	—	20	—	36	—	—	—	56

Special Account

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF FINANCE
($000)

VOTE 31 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Crown Agencies Secretariat	9	—	—	—	—	3	—	6	—	—	—	9
Treasury Board Staff	18	—	—	—	—	63	—	—	100	—	—	163
Office of the Comptroller General	336	—	—	—	—	30	—	577	—	—	—	607
Office of the Comptroller General	336	—	—	—	—	30	—	577	—	—	—	607
Internal Audit and Advisory Services	—	—	—	—	—	—	—	—	—	—	—	—
Treasury	724	—	—	—	—	28	—	1,000	—	—	—	1,028
BC Registry Services	2,110	—	—	—	—	—	—	2,760	200	—	—	2,960
BC Registries Services	2,110	—	—	—	—	—	—	2,760	200	—	—	2,960
Strategic and Corporate Policy	358	—	—	—	—	60	—	299	—	—	—	359
Strategic and Corporate Policy	9	—	—	—	—	10	—	—	—	—	—	10
Financial Institutions Commission	349	—	—	—	—	50	—	299	—	—	—	349
Public Sector Employers’ Council Secretariat	8	—	—	—	—	3	—	—	—	—	—	3
Public Sector Employees Council Secretariat	8	—	—	—	—	3	—	—	—	—	—	3
Employer Association	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	254	—	—	—	—	290	—	412	—	—	—	702
Minister’s Office	2	—	—	—	—	2	—	—	—	—	—	2
Corporate Services	252	—	—	—	—	288	—	412	—	—	—	700

Total	3,817	—	—	—	—	477	—	5,054	300	—	—	5,831

VOTE 32 Public Affairs Bureau

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Public Affairs Bureau	2,305	—	—	—	—	22	—	414	—	—	—	436

Total	2,305	—	—	—	—	22	—	414	—	—	—	436

MINISTRY OF FORESTS AND RANGE
($000)

VOTE 33 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Protection Against Fire and Pests	2,478	—	2,000	2,472	1,215	16	113	81	—	—	—	5,897
Protection against Fire and Pests	2,478	—	2,000	2,472	1,215	16	113	81	—	—	—	5,897
Forest Stewardship	3,782	—	—	—	1,063	65	705	890	646	—	—	3,369
Compliance and Enforcement	1,548	—	—	—	494	41	377	636	—	—	—	1,548
Forest Investment	—	—	—	—	—	—	—	—	—	—	—	—
Range Stewardship and Grazing	6	—	—	—	7	—	—	—	—	—	—	7
Pricing and Selling Timber	4,476	—	—	—	620	85	1,056	1,757	661	—	—	4,179
Pricing and Selling Timber	4,476	—	—	—	620	85	1,056	1,757	661	—	—	4,179
First Nations’ Participation	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	6,561	—	—	81	—	—	3,081	2,023	486	—	—	5,671
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Governance	6,561	—	—	81	—	—	3,081	2,023	486	—	—	5,671

Total	18,851	—	2,000	2,553	3,399	207	5,332	5,387	1,793	—	—	20,671

VOTE 34 Direct Fire

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Protection Against Fire and Pests	—	—	—	—	—	—	—	—	—	—	—	—
Direct Fire	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 35 Housing and Construction Standards

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Housing	227	—	—	—	—	4	—	63	160	—	—	227
Building Policy	—	—	—	—	—	—	—	—	—	—	—	—
Safety Policy	—	—	—	—	—	—	—	—	—	—	—	—
Residential Tenancy	54	—	—	—	—	—	—	54	—	—	—	54

Total	281	—	—	—	—	4	—	117	160	—	—	281

MINISTRY OF FORESTS AND RANGE
($000)

Special Account

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
BC Timber Sales	801	—	—	—	245	16	—	540	—	—	—	801
Forest Stand Management Fund	—	—	—	—	—	—	—	—	—	—	—	—
Housing Endowment Fund	—	—	—	—	—	—	—	—	—	—	—	—
South Moresby Forest Replacement	—	—	—	—	—	—	—	—	—	—	—	—

Total	801	—	—	—	245	16	—	540	—	—	—	801

MINISTRY OF HEALTH

($000)

VOTE 36 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Services Delivered by Partners	—	—	—	—	—	—	—	—	—	—	—	—
Regional Health Sector Funding	—	—	—	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	—	—	—	—	—	—	—	—	—	—	—	—
Services Delivered by Ministry	16,248	—	—	—	1,627	25	5,500	3,440	—	—	—	10,592
Emergency Health Services	15,698	—	—	—	1,627	—	5,500	3,035	—	—	—	10,162
Vital Statistics	550	—	—	—	—	25	—	405	—	—	—	430
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	55,629	—	—	—	—	500	—	37,109	500	—	—	38,109
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Stewardship and Corporate Management	55,629	—	—	—	—	500	—	37,109	500	—	—	38,109

Total	71,877	—	—	—	1,627	525	5,500	40,549	500	—	—	48,701

Special Account

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF LABOUR AND CITIZENS’ SERVICES

($000)

VOTE 37 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Labour Programs	3,161	—	—	—	—	40	—	2,971	150	—	—	3,161
Employment Standards	326	—	—	—	—	40	—	286	—	—	—	326
Industrial Relations	20	—	—	—	—	—	—	20	—	—	—	20
WorkSafeBC	2,815	—	—	—	—	—	—	2,665	150	—	—	2,815
Service to Citizens and Businesses	777	—	—	—	—	138	—	519	120	—	—	777
Service BC Operations	684	—	—	—	—	135	—	429	120	—	—	684
Service Planning and Development	—	—	—	—	—	—	—	—	—	—	—	—
Service BC Online Channel	93	—	—	—	—	3	—	90	—	—	—	93
BC Stats	—	—	—	—	—	—	—	—	—	—	—	—
Service BC Service Delivery Initiative	—	—	—	—	—	—	—	—	—	—	—	—
Services to the Public Sector	129,349	—	—	—	610	106	220	44,673	34,000	—	—	79,609
Accommodation and Real Estate Services	52,010	—	—	—	—	—	—	—	33,900	—	—	33,900
Shared Services BC Workplace Technology Services	70,868	—	—	—	20	86	—	39,032	100	—	—	39,238
Shared Services BC Common Business Services	6,471	—	—	—	590	20	220	5,641	—	—	—	6,471
Alternative Service Delivery Secretariat	—	—	—	—	—	—	—	—	—	—	—	—
Governance	1,619	—	—	—	—	25	—	694	—	—	—	719
Office of the Chief Information Officer	1,619	—	—	—	—	25	—	694	—	—	—	719
Executive and Support Services	6	—	—	—	—	6	—	—	—	—	—	6
Minister’s Office	6	—	—	—	—	6	—	—	—	—	—	6
Corporate Services	—	—	—	—	—	—	—	—	—	—	—	—

Total	134,912	—	—	—	610	315	220	48,857	34,270	—	—	84,272

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 38 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Corrections	4,867	—	—	—	505	20	2,165	1,612	200	—	—	4,502
Policing and Community Safety	467	—	—	—	—	120	60	275	60	—	—	515
Policing and Community Safety	256	—	—	—	—	90	30	25	60	—	—	205
Victims Services and Community Programs	211	—	—	—	—	30	30	250	—	—	—	310
Emergency Management BC	2,949	—	—	—	—	20	150	292	—	—	—	462
Provincial Emergency Program	2,130	—	—	—	—	—	60	105	—	—	—	165
Office of the Fire Commissioner	109	—	—	—	—	—	—	100	—	—	—	100
BC Coroners Service	710	—	—	—	—	20	90	87	—	—	—	197
Office of the Superintendent of Motor Vehicles	543	—	—	—	—	—	—	346	—	—	—	346
Gaming Policy and Enforcement	1,306	—	—	—	—	20	—	334	—	—	—	354
Gaming Policy and Enforcement Operations	1,306	—	—	—	—	20	—	334	—	—	—	354
Distribution of Gaming Proceeds	—	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	639	—	—	—	—	—	170	418	—	—	—	588
Executive and Support Services	259	—	—	—	—	—	—	—	97	—	—	97
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	259	—	—	—	—	—	—	—	97	—	—	97

Total	11,030	—	—	—	505	180	2,545	3,277	357	—	—	6,864

VOTE 39 Emergency Program Act

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

Special Account

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Civil Forfeiture Act	—	—	—	—	—	—	—	30	80	—	—	110
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	93	—	—	—	93	—	—	—	—	—	—	93
Victims of Crime Act	—	—	—	—	—	—	—	—	—	—	—	—

Total	93	—	—	—	93	—	—	30	80	—	—	203

MINISTRY OF SMALL BUSINESS AND REVENUE

($000)

VOTE 40 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Small Business and Regulatory Reform	—	—	—	—	—	—	—	—	—	—	—	—
Revenue Programs	—	—	—	—	—	—	—	—	—	—	—	—
Revenue Solutions	1,134	—	—	—	—	—	—	—	—	—	—	—
Property Assessment Services	96	—	—	—	—	—	—	96	—	—	—	96
Executive and Support Services	10,576	—	—	—	—	225	—	10,067	500	—	—	10,792
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	10,576	—	—	—	—	225	—	10,067	500	—	—	10,792

Total	11,806	—	—	—	—	225	—	10,163	500	—	—	10,888

Special Account

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Provincial Home Acquisition Wind Up	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

98

MINISTRY OF TOURISM, SPORT AND THE ARTS

($000)

VOTE 41 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Sport, Recreation, Volunteers and ActNow BC	—	—	—	—	—	—	—	—	—	—	—	—
Sport, Recreation and Volunteers	—	—	—	—	—	—	—	—	—	—	—	—
ActNow BC	—	—	—	—	—	—	—	—	—	—	—	—
Tourism	1,464	—	1,354	—	—	—	—	377	—	—	—	1,731
Tourism and Resort Operations	1,414	—	1,354	—	—	—	—	302	—	—	—	1,656
Tourism Development	—	—	—	—	—	—	—	—	—	—	—	—
Heritage	—	—	—	—	—	—	—	75	—	—	—	75
Archaeology	50	—	—	—	—	—	—	—	—	—	—	—
Arts and Culture	201	—	—	—	—	—	—	—	—	—	—	—
BC2008	—	—	—	—	—	—	—	—	—	—	—	—
BC Film Commission	75	—	—	—	—	—	—	—	—	—	—	—
Strategic Initiatives and Policy	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion Project	—	—	—	—	—	—	—	—	—	—	—	—
Tourism BC	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	50	—	—	—	—	50	—	—	—	—	—	50
Ministers’ Offices	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	50	—	—	—	—	50	—	—	—	—	—	50

Total	1,790	—	1,354	—	—	50	—	377	—	—	—	1,781

Special Account

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Olympic Arts Fund	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TRANSPORTATION

($000)

VOTE 42 Ministry Operations

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Transportation Improvements	1,241	—	—	—	142	34	—	500	—	—	—	676
Transportation Policy and Legislation	—	—	—	—	—	—	—	—	—	—	—	—
Planning, Engineering and Construction	841	—	—	—	142	34	—	300	—	—	—	476
Partnerships	400	—	—	—	—	—	—	200	—	—	—	200
Port and Airport Development	—	—	—	—	—	—	—	—	—	—	—	—
Public Transportation	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Transit	—	—	—	—	—	—	—	—	—	—	—	—
Rapid Transit Project 2000 Ltd	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Ferry Services Inc	—	—	—	—	—	—	—	—	—	—	—	—
Highway Operations	8,045	—	—	—	730	80	3,124	3,600	102	500	—	8,136
Maintenance, Asset Preservation and Traffic Operations	5,895	—	—	—	475	80	2,274	2,481	—	—	—	5,310
Commercial Vehicle Safety and Enforcement	1,500	—	—	—	85	—	850	1,119	—	—	—	2,054
Inland Ferries	500	—	—	—	—	—	—	—	—	500	—	500
Coquihalla Toll Administration	150	—	—	—	170	—	—	—	102	—	—	272
Commercial Passenger Transportation Regulation	254	—	—	—	—	—	—	400	—	—	—	400
Passenger Transportation Board	254	—	—	—	—	—	—	400	—	—	—	400
Passenger Transportation Branch	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	39	—	—	—	—	20	—	—	—	—	—	20
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	39	—	—	—	—	20	—	—	—	—	—	20

Total	9,579	—	—	—	872	134	3,124	4,500	102	500	—	9,232

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 43 Management of Public Funds and Debt

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Borrowing for Government Operating and Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Government Operating	—	—	—	—	—	—	—	—	—	—	—	—
Schools Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
SkyTrain Extension Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Govt Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 44 Contingencies All Ministries and New Programs

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Contingencies All Ministries and New Programs	49,840	—	—	—	—	—	—	205,000	—	—	—	205,000
General Programs	49,840	—	—	—	—	—	—	175,000	—	—	—	175,000
Negotiating Framework	—	—	—	—	—	—	—	—	—	—	—	—
Health Innovation	—	—	—	—	—	—	—	—	—	—	—	—
Priority Projects Under Development	—	—	—	—	—	—	—	30,000	—	—	—	30,000

Total	49,840	—	—	—	—	—	—	205,000	—	—	—	205,000

VOTE 45 BC Family Bonus

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
BC Family Bonus	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 46 Electoral Boundaries Commission

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Electoral Boundaries Commission	415	—	—	—	—	—	—	—	—	—	—	—

Total	415	—	—	—	—	—	—	—	—	—	—	—

VOTE 47 Commissions on Collection of Public Funds

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Sport and the Arts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 48 Allowances for Doubtful Revenue Accounts

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Sport and the Arts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 49 Environmental Appeal Board and Forest Appeals Commission

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Environmental Appeal Board and Forest Appeals Commission	15	—	—	—	—	15	—	—	—	—	—	15
Administration and Support Services	15	—	—	—	—	15	—	—	—	—	—	15
Environmental Appeal Board	—	—	—	—	—	—	—	—	—	—	—	—
Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—	—

Total	15	—	—	—	—	15	—	—	—	—	—	15

VOTE 50 Forest Practices Board

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Forest Practices Board	125	—	—	—	—	25	—	100	—	—	—	125

Total	125	—	—	—	—	25	—	100	—	—	—	125

Special Account

	Total											Total
	2006/07											2007/08
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Children’s Education Fund	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management	1,130	—	—	—	—	20	—	220	—	—	—	240

Total	1,130	—	—	—	—	20	—	220	—	—	—	240

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50    Base Salaries – includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.

51    Supplementary Salary Costs – includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.

52    Employee Benefits – includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer such as relocation and transfer expenses are also included.

54    Legislative Salaries and Indemnities – includes the cost of the annual M.L.A. indemnity and supplementary salaries as authorized under Section 4 of the Legislative Assembly Allowances and Pension Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55    Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57    Public Servant Travel – includes travel expenses of government employees and officials on government business including prescribed allowances.

59    Centralized Management Support Services – includes central agency charges to ministries for services such as employee benefits, work place technology services, BC Public Service Agency charges, legal services, internal audit services, accommodation and real estate services, alternate service delivery services, postal services, Queen’s Printer services and Provincial Treasury banking charges.

60    Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63    Information Systems – Operating – includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

65    Office and Business Expenses – includes supplies and services required for the operation of offices.

67    Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.

68    Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.

69    Utilities, Materials, and Supplies – includes the cost of services such as the supply of water and electricity, materials and supplies required for normal operation of government services and food for institutions.

70    Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.

72    Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73    Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75    Building Occupancy Charges – includes payments to the private sector, for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77    Transfers – Grants – includes discretionary grants to individuals, businesses, non-profit associations and others, where there are no contractual requirements.

79    Transfers – Entitlements – includes non-discretionary payments to individuals, businesses or other entities, where eligible recipients must be paid under statute, formula or regulation, and where there are no ongoing contractual requirements.

80    Transfers – Agreements – includes payments and reimbursements under contract, formal agreement, or shared cost agreement to individuals, businesses, or other entities for purposes specified in an agreement.

OTHER EXPENSES

81    Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.

83    Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.

85    Other Expenses – includes expenses such as financing costs and valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86    Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.

88    Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89    Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations and agencies, the offset for commissions paid for the collection of government revenues and accounts, and the write-off of uncollectible revenue related accounts.

90    Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land

Land – includes the purchased or acquired value for parks and other recreation land and land directly associated with capitalized infrastructure (buildings, ferries and bridges) but does not include land held for resale.

LI	Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.
Bldg	Buildings – includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.
SpE	Specialized Equipment – includes the purchase or capital lease cost of heavy equipment such as tractors, trailers and ambulances, as well as telecommunications relay towers and switching equipment.
FE	Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.
Veh	Vehicles – includes the purchase or capital lease cost of passenger, light truck and utility vehicles.
Info	Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software and related equipment.
TI	Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.
Roads	Roads – includes the capital costs for construction or major improvements of roads, highways, bridges and ferries.

Queen’s Printer for British Columbia©
Victoria, 2007